OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2017

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2018 First Quarter Report

TABLE OF CONTENTS

President's Letter	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	24
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Small Cap Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	40
Disclosures and Endnotes	43
Trustees and Officers	45

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  December 31, 2017

President's Letter

Kristi L. Rowsell
President of the Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholder,

Global equity markets were very good to investors in 2017, and the Oakmark Funds also benefited, posting strong positive returns. We take great pride in the returns that our long-term investors have enjoyed, and we appreciate the confidence our shareholders have placed in us. We realize that you have selected the Oakmark Funds out of an ever-growing number of competitors. Know that you distinguished your selection by investing with a deeply experienced team that's committed to growing your capital. For more than 40 years, Harris Associates has practiced consistent investment principles: as value investors, we seek out significantly underpriced companies that have strong business fundamentals and proven, shareholder-oriented management teams. Both the Oakmark and Oakmark International Funds have executed this process with discipline for more than 25 years.

We know that expenses are important to investors; therefore, in 2016, Harris Associates expanded the Oakmark Funds' share class structures. As I write this letter, over 25% of our Funds' assets are in these new share classes, which provide lower expense ratios to qualified investors. Many intermediaries are offering the new share classes, expanding access to purchase shares with transaction fees or incorporating the Funds into programs at institutional rates. As you plan your investments for the coming year, make sure to determine whether you qualify to access our Advisor or Institutional share classes and their lower expense ratios.

We believe it is important for an investment manager's employees to invest their own money in the funds they offer. This shows an alignment between management and shareholder interests. Regulations require that all mutual funds disclose how much money the portfolio managers have invested in their funds, but we voluntarily supplement this disclosure each year by sharing the overall level that Harris personnel have invested in the Oakmark Funds. We believe this indicates our level of commitment and our shared sense of stewardship of Fund assets. We are pleased to announce that as of December 31, 2017, the employees of Harris Associates, the Funds' officers, trustees and their families have more than $480 million invested in the Oakmark Funds.

We wish you a prosperous and happy new year!

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 1

Oakmark and Oakmark Select Funds  December 31, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

During the quarter, Win Murray and I had the pleasure of answering some questions for GuruFocus1. Readers submitted their questions, which covered a range of topics, including value investing, Harris Associates' investment philosophy and some of our current portfolio holdings.

Below is an excerpt of the Q&A. The full version can be found here.

What is your most compelling investment right now?

Bill Nygren: One way to answer the question would be to pick either Citigroup (C) or Alphabet (GOOG) because they are the largest holdings in Oakmark and Oakmark Select. I would highlight the price of Citigroup being barely above book value, or adjusting for the non-earning assets at Alphabet that leave a search business at less than a market multiple. But I don't think that is the best answer to your question. Our individual stock selections underperform the market close to half the time, and our opinions change as facts and prices change. So a month after I write that answer, it might not accurately reflect our thinking.

I think the better answer is to go to the asset category and say stocks or a portfolio of stocks that appears attractively priced based on long-term expectations, such as the Oakmark Fund. As an asset class, stocks have a record of impressively outperforming other types of assets, and individuals who try to time ins and outs have a poor record. I believe individuals should develop an investment plan that is as heavy in equities as is allowed by their financial situations and risk tolerances. Then they should periodically rebalance their weighting in equities back to their target, meaning trimming after price increases and adding after declines.

This view, of course, assumes that before investing dollar one in equities that enough cash has been kept to meet near-term expected expenses, as well as enough to last through an extended emergency or job loss. It also assumes that any credit card debt has all been paid off because the after-tax cost of that debt is much higher than the return expected in stocks. Lastly, I can't resist pointing out that buying staples on sale can be the best return of all, and cash will be needed for that, too. If toothpaste, for example, is on a two-for-one special, the return on that purchase is 100% after-tax in less than a year. No other investment can consistently match that!

What signals should we look for to warn us of an imminent market correction? What stocks do you recommend owning as a defensive position against a large correction?

Win Murray: Implicit in this question are two concepts: 1) the market is overvalued currently and 2) the market can (and should) be timed, with cash balances raised ahead of downdrafts.

Let's address the second point first. If you had invested in the S&P 5002 at the Oakmark Fund's inception in 1991, reinvesting dividends and never selling, today you would have nearly 12 times your initial investment, despite some enormous intervening market declines, including the worst global financial crisis in a generation. If you had instead invested in the Oakmark Fund, following our disciplined investment approach, you would have 25 times your starting money. The long-term track record for investing in equities and the power of compounding are so attractive that we believe it's not worth the risk to try to exit the market during the periods of time in which equity returns are less attractive.

As to the first point...There's no question that the market looks expensive on absolute metrics, such as P/E3 versus its own history. However, the market can't be valued in a vacuum. If stocks are worth their discounted cash flows (and they are), then the discount rate by definition is a big component in valuation. The current interest rate environment is as low as it's been in our lifetimes, and thus the value of future cash flows discounted to today should be higher than it's been in the past, producing higher warranted P/E ratios.

In addition, the P/E ratios themselves are somewhat misleading, as the cash on companies' balance sheets isn't producing the interest income it used to historically. Meanwhile, the large increase in R&D-heavy enterprises within the overall market leads to a mismatch between current expenses (R&D spending immediately reduces current income) and future earnings (as the revenues generated from current R&D expenses will be seen in the years to come).

Finally, if you did truly believe a correction was coming but you wanted to continue to own stocks (as we do), the most attractive securities would likely be the ones trading at the largest current discount to fair value. These are precisely the stocks that we endeavor to own in our portfolios in all market environments.

Can you comment on GE (GE)? Any thoughts on upside? Time frame? Mistakes they have made in the past? What would you like to see them do?

Murray: We were wrong in our initial assessment of General Electric (GE). We believed that its new CFO Jeff Bornstein would help change the company's history of poor capital allocation, as evidenced by transactions he initiated, such as the GE Capital exit, the Alstom purchase, and the Synchrony spin. We also believed the company's cost structure had not been run as efficiently as it could've been and that margins would expand over time.

As it turns out, GE's culture of "growth, growth, growth," with a focus on reported EPS4, was inappropriately applied to the company's Power division. GE Power built capacity and inventory

See accompanying Disclosures and Endnotes on page 43.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  December 31, 2017

Portfolio Manager Commentary (continued)

for orders that never came and sold OEM equipment at poor contract terms, while booking GAAP profits through adjustments to prior-period long-term service agreement accounting. GE Power's sustainable operating income turned out to be vastly lower than what had been reported. The stock has been a significant underperformer, and many executives (including the CEO, CFO, two Vice Chairmen, and the head of GE Power) no longer work for the company.

After taking a fresh look at GE, we continue to believe it has some outstanding businesses with long-lived service income, which should (when properly run) trade at least at parity with other high-quality industrials. We also believe that John Flannery is a very capable CEO who will ultimately run the company more effectively than it's been run in decades. The turnaround won't occur overnight, but the current price appears to be factoring in significant challenges, and we believe the stock remains attractive.

What is your take on Chesapeake Energy (CHK) and Apache (APA)? How do you estimate their intrinsic values? What are potential catalysts? Isn't shale and "oil producing nations undercutting each other" increasing the supply, and electric vehicles dampening demand?

Nygren: For any company the Oakmark team looks at, we project out two years of financial statements, estimate a growth rate for the next five years and make thoughtful estimates as to how cash flow will be invested or, in higher growth situations, how capital needs will get funded, to arrive at a per share value estimate. Because we are looking out a total of seven years, our assumption is that the economy will be at "normal" levels, reflecting neither peaks nor valleys.

With commodity companies, the single most important variable to forecast is the price of the commodity. As with the economy, we want to use a price that reflects "normal" times. That means a price that is high enough to incentivize new production to meet new demand that comes from growing global GDP, yet not so high a price that a surplus is produced. Over the past decade, oil has ranged from a low of $28 per barrel to a high of $147. Our analysis suggests that for new exploration, a price of around $70 is needed to earn a 10% return on capital. That is also conveniently a fair amount under the average of the past decade, stated in current dollars.

When we value energy companies based on what they would be worth when oil prices return to $70, Chesapeake (CHK), Apache (APA) and Anadarko (APC) are among the most attractive. When we further consider which management teams have been the best stewards of capital, these companies really stand out.

I'm surprised to see Netflix (NFLX) in your portfolio. I understand your explanation in the quarterly letter about how the P/E will drop if they bump up the monthly rate by a few dollars (to $15 per month). But why do you think Amazon or Apple (AAPL) cannot capture this market? I don't see the moat in Netflix.

Murray: The competitive threat from competing video sources, whether they be traditional media or new entrants, is a constant debate point for us internally on Netflix (NFLX). We have come to the conclusion that Netflix does in fact have a strong moat.

The winners in media are the companies that show the content that consumers want to watch. Consumers want to watch the same shows that other consumers are watching, so a strong network effect is created once a distribution platform regularly produces such shows. The virtuous cycle in media is Strong content -> More subscribers -> Higher revenue -> More strong content.

Traditional cable networks are constrained as to how much they can rationally spend on content, as there are only a fixed number of primetime viewing hours to fill. Online competitors like Netflix, however, have no such constraints, nor do they have to spend a portion of their subscriber/ad revenues on fees to distributors. Therefore, they are able to spend more money on content creation, which will drive viewership, driving subscriber growth and ASP increases, driving more content spending.

Netflix already spends more on scripted content than any non-sports video provider, it is expected to increase content spend by 25% in 2018 (in line with its 2017 revenue growth), and plans to produce 80 feature-length films and 30 anime series in 2018.

It's true that Amazon, Apple, Hulu, and the new Disney streaming service are all similarly advantaged in distribution versus traditional broadcast networks, but even if one of these services chooses to invest billions more in content creation than Netflix's current budget, consumers have proven in the past that they will consume multiple "channels" of entertainment. We are optimistic that Netflix will continue to create content that consumers will demand, and that this will create economic value that leads to more in-demand content, proving to be a formidable moat.

What resources or advice can you give to somebody starting their own investment partnership? Could you touch on the legal setup? I want to model it after Warren Buffett in the '50s and '60s.

Nygren: If you are picking an investor to model your career after, there isn't a better choice than Buffett. I think one of the many important things Buffett got right when he started his partnership, and it was unusual at the time, was the legal structure that gave him full discretion for stock selection. When unusually attractive opportunities present themselves, they are typically shrouded in controversy. Even when you believe you have clarity as to the value, it can be very difficult and time consuming to convince your investors that you are right. I would suggest not putting yourself in a position where you have to seek permission before making each investment.

Stepping back from the structure, I think one of the difficulties many underestimate when setting up a small partnership is the importance of the team you are surrounded by. One of our biggest competitive advantages at Oakmark is the depth of our team and the many years we have spent working with each other. Throughout our history, the investment leadership at our company has been working with each other for at least a decade. That was the case with the generation before me and it will be the case with the generation after. I take for granted that I can walk up or down the hall poking my head in any office and find a co-worker who is a long-term value investor whose opinion I respect enough that I want to bounce ideas off of them. Working together makes us all better investors. Anyone thinking of starting on their own needs to find a way to replace that network, and it isn't easy.

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 3

Oakmark Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	5.98%	21.14%	11.26%	16.09%	11.01%	13.04%	08/05/91
S&P 500 Index	6.64%	21.83%	11.41%	15.79%	8.50%	9.84%
Dow Jones Industrial Average[5]	10.96%	28.11%	14.36%	16.37%	9.28%	10.94%
Lipper Large Cap Value Fund Index[6]	5.68%	16.06%	9.18%	13.99%	6.86%	9.06%
Oakmark Fund (Advisor Class)	6.01%	21.30%	N/A	N/A	N/A	21.27%	11/30/16
Oakmark Fund (Institutional Class)	6.02%	21.33%	N/A	N/A	N/A	21.29%	11/30/16
Oakmark Fund (Service Class)	5.90%	20.82%	10.91%	15.73%	10.68%	8.68%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet Inc., Class C	3.5
Citigroup, Inc.	3.5
Bank of America Corp.	2.8
Ally Financial, Inc.	2.6
Apple, Inc.	2.6
Capital One Financial Corp.	2.6
American International Group, Inc.	2.5
Parker-Hannifin Corp.	2.5
Caterpillar, Inc.	2.5
MasterCard, Inc., Class A	2.4
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	54
Net Assets	$19.5 billion
Weighted Average Market Cap	$145.1 billion
Median Market Cap	$54.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.90%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.86%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Financials	26.9
Information Technology	21.8
Consumer Discretionary	17.8
Industrials	10.5
Consumer Staples	7.3
Health Care	6.8
Energy	4.6
Short-Term Investments and Other	4.3

See accompanying Disclosures and Endnotes on page 43.

4 OAKMARK FUNDS

Oakmark Fund  December 31, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 6.0% during the fourth quarter of 2017, which compares to a 6.6% gain for the S&P 500. For all of calendar 2017, the Fund increased 21.1%, which was slightly below the 21.8% return for the S&P 5002. The strong fourth-quarter performance capped off a very strong calendar year for the Oakmark Fund and the broader market, and we are pleased that the Fund hit another all-time high adjusted NAV. In fact, this represents the sixth quarter in a row that the Fund has hit an all-time high. With this strong absolute performance comes a brief word of caution: over longer periods of time, we expect S&P 500 returns to moderate to historical single-digit levels. We remain very pleased that the strongest contributions for both the fourth quarter and calendar year have come from our highest weighted sectors, financials and information technology.

Caterpillar and Ally Financial were the best individual contributors for the quarter, both returning in excess of 20%. Our lowest-contributing sectors for the quarter were energy and consumer staples, but our exposure to those sectors was lower than the S&P 500's weightings. Our worst-contributing securities for the quarter were General Electric and Aon. General Electric has been a very frustrating holding during 2017, as business fundamentals have lagged behind our expectations, but we believe a fresh look reveals an attractive opportunity to own a high-quality, improving business with a strong new management team at just 12.5x our estimate of forward earnings. For the calendar year, our best individual contributors were Caterpillar and Fiat Chrysler, and our biggest detractors were General Electric and Apache. Energy was our only detracting sector for the calendar year.

Despite rising valuation levels throughout the year, we continued to find attractively valued investment opportunities during the fourth quarter, and we added new positions in American Airlines, CVS Health and Priceline Group (see below). Delphi Technologies and Aptiv are also new holdings for the Fund, following Delphi's separation into two distinct companies. We believe that focusing on their unique businesses will benefit both companies and that the separation will help investors better realize each company's intrinsic value. We eliminated positions in Microsoft and Qualcomm during the quarter. Microsoft reached our estimate of intrinsic value, climbing 38% during the calendar year, and Qualcomm was sold due to increasing and unquantifiable regulatory and capital allocation risks.

American Airlines Group, Inc. (AAL-$53)

Although the airlines have always provided a useful consumer service, we feel they have historically been unattractive long-term investment candidates. In the past, the major U.S. airlines lacked pricing power and faced problems related to poor corporate cultures. However, after years of consolidation capped by the merger of US Airways and American Airlines in 2013, the industry has become more mature and disciplined. The three major hub-and-spoke carriers each have strengths in their respective hubs, and their management teams are making wiser decisions about capacity additions and capital allocation. American Airlines' CEO Doug Parker sees substantial opportunity to grow value as the company completes the US Airways merger integration. He is improving the company's culture and restoring credibility with employees. Parker believes that American Airlines has around $5 billion of pretax earnings power, which is up 50% from our 2017 estimate, and he has bought back 37% of the company's shares since the merger closed. With the stock selling for a single-digit multiple of normal earnings power, we believe American Airlines is an attractive investment.

CVS Health Corporation (CVS-$73)

CVS is well positioned in a U.S. health care system that rewards scale, as the company owns the nation's largest pharmacy benefit manager (PBM), the largest retail pharmacy and the largest retail clinic. Both the PBM and retail pharmacy segments are as concentrated as they have ever been, and we believe these lines of business protect existing players and pose serious challenges for new entrants. After underperforming the S&P 500 by nearly 60% over the past two years, CVS is now valued at less than 12x next year's consensus earnings after adding back amortization of intangible assets. In our view, the market is underestimating the durability of the company's competitive advantages across multiple end markets. Additionally, the pending acquisition of Aetna, Inc. would bring together two forward-thinking management teams and give them a broad suite of assets through which to address sector-wide trends, like the shift toward value-based care models and the increasing "consumerization" of health care.

Priceline Group, Inc. (PCLN-$1,760)

During the quarter, we established a position in Priceline, a pioneer and global leader in the online travel industry. We believe Priceline's valuation is attractive when viewed against our long-term growth expectations, as we expect online bookings to continue capturing share from offline sources for years to come. The company is investing heavily in business travel, mobile, alternative accommodations and other ancillary businesses, which we believe will further solidify its competitive position and support attractive long-term growth. Priceline's strong brands, significant investment expenditure and scale advantages should further enhance the company's powerful network effect. In addition, its geographic exposure, revenue mix and superior online traffic conversion make it one of the best operating models in the industry. On our one-year forward estimate, Priceline trades in line with the S&P 500 P/E ratio (excluding its net cash and investments), despite having a superior growth outlook, an above-average margin profile and extremely high returns on incremental capital, allowing us to buy an above-average business at just an average price.

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 5

Oakmark Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
FINANCIALS - 26.9%
DIVERSIFIED FINANCIALS - 11.9%
Ally Financial, Inc.	17,435	$508,405
Capital One Financial Corp.	5,063	504,154
State Street Corp.	4,700	458,767
The Bank of New York Mellon Corp.	6,320	340,375
The Goldman Sachs Group, Inc.	1,105	281,510
Moody's Corp.	1,506	222,370
		2,315,581
BANKS - 8.9%
Citigroup, Inc.	9,130	679,363
Bank of America Corp.	18,300	540,216
Wells Fargo & Co.	7,110	431,364
JPMorgan Chase & Co.	815	87,156
		1,738,099
INSURANCE - 6.1%
American International Group, Inc.	8,180	487,364
Aflac, Inc.	4,110	360,776
Aon PLC	2,590	347,060
		1,195,200
		5,248,880
INFORMATION TECHNOLOGY - 21.8%
SOFTWARE & SERVICES - 12.2%
Alphabet, Inc., Class C (a)	651	681,474
MasterCard, Inc., Class A	3,120	472,243
Visa, Inc., Class A	3,735	425,865
Oracle Corp.	8,765	414,409
Automatic Data Processing, Inc.	3,320	389,071
		2,383,062
TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
Apple, Inc.	2,987	505,490
TE Connectivity, Ltd.	4,936	469,084
		974,574
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Intel Corp.	10,155	468,754
Texas Instruments, Inc.	4,120	430,293
		899,047
		4,256,683
CONSUMER DISCRETIONARY - 17.8%
AUTOMOBILES & COMPONENTS - 5.6%
Fiat Chrysler Automobiles N.V.	23,160	413,176
General Motors Co.	6,850	280,781
Aptiv PLC	2,200	186,626
Harley-Davidson, Inc.	3,502	178,182
Delphi Technologies PLC (a)	733	38,478
		1,097,243
	Shares	Value
MEDIA - 5.5%
Comcast Corp., Class A	10,438	$418,058
Charter Communications, Inc., Class A (a)	1,200	403,152
News Corp., Class A	15,401	249,646
		1,070,856
RETAILING - 4.4%
Netflix, Inc. (a)	1,550	297,538
Liberty Interactive Corp. QVC Group, Class A (a)	12,115	295,858
The Priceline Group, Inc. (a)	110	191,151
AutoNation, Inc. (a)	1,588	81,487
		866,034
CONSUMER SERVICES - 1.6%
MGM Resorts International	9,400	313,866
CONSUMER DURABLES & APPAREL - 0.7%
Whirlpool Corp.	757	127,655
		3,475,654
INDUSTRIALS - 10.5%
CAPITAL GOODS - 8.2%
Parker-Hannifin Corp.	2,439	486,828
Caterpillar, Inc.	3,050	480,619
General Electric Co.	20,050	349,872
Cummins, Inc.	1,570	277,325
		1,594,644
TRANSPORTATION - 2.3%
FedEx Corp.	1,430	356,842
American Airlines Group, Inc.	1,974	102,682
		459,524
		2,054,168
CONSUMER STAPLES - 7.3%
FOOD, BEVERAGE & TOBACCO - 4.3%
Diageo PLC (b)	3,100	452,693
Nestlé SA (b)	4,565	392,453
		845,146
HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
Unilever PLC (b)	6,863	379,798
FOOD & STAPLES RETAILING - 1.0%
CVS Health Corp.	2,700	195,750
		1,420,694
HEALTH CARE - 6.8%
HEALTH CARE EQUIPMENT & SERVICES - 6.8%
HCA Healthcare, Inc. (a)	4,316	379,074
Baxter International, Inc.	5,300	342,592
UnitedHealth Group, Inc.	1,545	340,611
Medtronic PLC	3,190	257,592
		1,319,869

6 OAKMARK FUNDS

Oakmark Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
ENERGY - 4.6%
Apache Corp.	8,540	$360,554
Anadarko Petroleum Corp.	5,100	273,564
National Oilwell Varco, Inc.	5,429	195,549
Chesapeake Energy Corp. (a)	20,000	79,200
		908,867
TOTAL COMMON STOCKS - 95.7% (COST $10,773,487)		18,684,815
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.2%
GOVERNMENT AND AGENCY SECURITIES - 3.6%
Federal National Mortgage Association, 0.00%-1.22%, due 01/02/18- 01/03/18 (c)	$700,000	699,976
Total Government and Agency Securities (Cost $699,977)		699,976
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $261,598, collateralized by a United States Treasury Inflation Index Note, 2.375% due 01/15/25 and a United States Treasury Note, 2.500% due 05/15/24, aggregate value plus accrued interest of $266,817 (Cost: $261,582)	261,582	261,582
U.S. GOVERNMENT BILL - 1.3%
United States Treasury Bill, 1.15%, due 01/04/18 (c) (Cost $249,977)	250,000	249,977
TOTAL SHORT-TERM INVESTMENTS - 6.2% (COST $1,211,536)		1,211,535
TOTAL INVESTMENTS - 101.9% (COST $11,985,023)		19,896,350
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Liabilities In Excess of Other Assets - (1.9)%		(368,929)
TOTAL NET ASSETS - 100.0%		$19,527,421

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

Oakmark.com 7

Oakmark Select Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	4.11%	15.72%	8.76%	15.18%	10.75%	12.95%	11/01/96
S&P 500 Index	6.64%	21.83%	11.41%	15.79%	8.50%	8.53%
Lipper Multi-Cap Value Fund Index[8]	5.45%	14.06%	8.20%	13.41%	6.67%	7.89%
Oakmark Select Fund (Advisor Class)	4.14%	15.87%	N/A	N/A	N/A	17.36%	11/30/16
Oakmark Select Fund (Institutional Class)	4.16%	15.91%	N/A	N/A	N/A	17.40%	11/30/16
Oakmark Select Fund (Service Class)	4.02%	15.39%	8.41%	14.83%	10.45%	9.71%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet, Inc., Class C	9.0
CBRE Group, Inc., Class A	7.3
Fiat Chrysler Automobiles N.V.	6.9
TE Connectivity, Ltd.	6.8
Citigroup, Inc.	6.0
Ally Financial, Inc.	5.3
American International Group, Inc.	4.7
MasterCard, Inc., Class A	4.4
Bank of America Corp.	4.2
MGM Resorts International	4.2
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$6.4 billion
Weighted Average Market Cap	$133.3 billion
Median Market Cap	$33.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.03%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Financials	26.2
Information Technology	24.3
Consumer Discretionary	24.3
Energy	10.7
Real Estate	7.3
Industrials	3.9
Short-Term Investments and Other	3.3

See accompanying Disclosures and Endnotes on page 43.

8 OAKMARK FUNDS

Oakmark Select Fund  December 31, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 4.1% for the quarter, trailing the S&P 500 Index's2 6.6% return. For all of calendar 2017, the Oakmark Select Fund increased by 15.7%, compared to a 21.8% gain for the S&P 500 Index.

During the quarter, we added two new positions to the Fund, Adient and Charter Communications. Adient is the world's largest manufacturer of automotive seating and was spun out of Johnson Controls in late 2016. Johnson Controls had focused on its non-automotive industrial segments, somewhat neglecting the seating business, which gives Adient the opportunity now to become a classic spin-off turnaround. Despite Adient's scale advantages, its operating margins are well below those of its closest peer, Lear Corp. We believe Adient's management team, particularly CFO Jeff Stafeil (who was very successful in that role while at Visteon), will be able to improve those margins. The company has greater than 40% share in the growing Chinese market due to its numerous local joint ventures. We believe many analysts are using EV/EBITDA9 to value the company, which doesn't properly value Adient's significant joint venture income. We find Adient's valuation very attractive, as it sells for a P/E ratio3 of less than eight on consensus 2019 earnings.

Charter gives us the opportunity to invest in what we believe is a strong business with exceptional management at an attractive price. U.S. cable companies are benefiting from strong demand for high-speed Internet access. In many markets, Charter has the only fiber-rich network that can provide the high speeds that consumers demand. Chairman and CEO Tom Rutledge earned an excellent reputation for execution at Cablevision and with the legacy Charter business. Rutledge's pay package is very well aligned with shareholders, providing large tranches of options that vest at progressively higher stock prices. Recently, Charter shares underperformed the market after speculation about a merger with Softbank did not pan out, enabling us to invest at a good price. Charter is valued at a discount to peer companies, trading for a mid-teen's P/E multiple on 2019 earnings, adjusted for amortization.

During the quarter, we eliminated our position in JPMorgan Chase, which had been an excellent performer. We still believe the stock is reasonably priced and continue to hold the investment in more diversified products, but do not believe it meets the hurdle for inclusion in a concentrated portfolio.

Our largest contributors to performance in the quarter were CBRE Group, Ally Financial, and TE Connectivity. Our largest contributors for the calendar year were Fiat Chrysler, Alphabet, and CBRE Group. Our biggest detractors for both the quarter and the calendar year were General Electric, Apache, and Chesapeake Energy. Please see the link to our recent GuruFocus1 interview for further discussion of all three detractors and why we believe they remain attractive investments.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 9

Oakmark Select Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
FINANCIALS - 26.2%
BANKS - 10.2%
Citigroup, Inc.	5,112	$380,384
Bank of America Corp.	9,101	268,650
		649,034
DIVERSIFIED FINANCIALS - 8.9%
Ally Financial, Inc.	11,500	335,340
Capital One Financial Corp.	2,285	227,530
		562,870
INSURANCE - 7.1%
American International Group, Inc.	4,995	297,614
FNF Group	4,006	157,190
		454,804
		1,666,708
INFORMATION TECHNOLOGY - 24.3%
SOFTWARE & SERVICES - 17.6%
Alphabet, Inc., Class C (a)	547	572,015
MasterCard, Inc., Class A	1,859	281,378
Oracle Corp.	5,567	263,208
		1,116,601
TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
TE Connectivity, Ltd.	4,523	429,860
		1,546,461
CONSUMER DISCRETIONARY - 24.3%
AUTOMOBILES & COMPONENTS - 12.8%
Fiat Chrysler Automobiles N.V.	24,734	441,256
Harley-Davidson, Inc.	4,300	218,784
Adient PLC	1,962	154,380
		814,420
CONSUMER SERVICES - 4.2%
MGM Resorts International	8,000	267,120
MEDIA - 3.7%
Charter Communications, Inc., Class A (a)	700	235,172
RETAILING - 3.6%
Liberty Interactive Corp. QVC Group, Class A (a)	9,293	226,932
		1,543,644
ENERGY - 10.7%
Weatherford International PLC (a)	63,593	265,182
Apache Corp.	6,071	256,318
Chesapeake Energy Corp. (a)	39,860	157,847
		679,347
REAL ESTATE - 7.3%
CBRE Group, Inc., Class A (a)	10,648	461,143
	Shares	Value
INDUSTRIALS - 3.9%
CAPITAL GOODS - 3.9%
General Electric Co.	14,268	$248,977
TOTAL COMMON STOCKS - 96.7% (COST $3,893,453)		6,146,280
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.8%
GOVERNMENT AND AGENCY SECURITIES - 4.7%
Federal National Mortgage Association, 1.22%, due 01/02/18 (b)	$150,000	149,995
0.00%, due 01/03/18 (b)	150,000	149,995
Total Government and Agency Securities - 4.7% (Cost $299,990)		299,990
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $67,549, collateralized by a United States Treasury Note, 2.000% due 08/15/25, value plus accrued interest of $68,896 (Cost: $67,545)	67,545	67,545
TOTAL SHORT-TERM INVESTMENTS - 5.8% (COST $367,535)		367,535
TOTAL INVESTMENTS - 102.5% (COST $4,260,988)		6,513,815
Liabilities In Excess of Other Assets - (2.5)%		(159,950)
TOTAL NET ASSETS - 100.0%		$6,353,865

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

10 OAKMARK FUNDS

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Oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	4.22%	14.46%	6.61%	9.99%	6.87%	10.38%	11/01/95
Lipper Balanced Fund Index	3.58%	14.10%	6.80%	8.73%	5.73%	7.04%
S&P 500 Index	6.64%	21.83%	11.41%	15.79%	8.50%	9.15%
Barclays U.S. Govt./Credit Index	0.49%	4.00%	2.38%	2.13%	4.08%	5.25%
Oakmark Equity and Income Fund (Advisor Class)	4.26%	14.64%	N/A	N/A	N/A	15.02%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	4.27%	14.65%	N/A	N/A	N/A	15.04%	11/30/16
Oakmark Equity and Income Fund (Service Class)	4.14%	14.15%	6.29%	9.65%	6.53%	8.78%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Bank of America Corp.	5.3
General Motors Co.	5.1
TE Connectivity, Ltd.	4.0
Nestlé SA	3.0
Dover Corp.	2.6
MasterCard, Inc., Class A	2.6
UnitedHealth Group, Inc.	2.6
Citigroup, Inc.	2.4
Oracle Corp.	2.3
CVS Health Corp.	2.2
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	43
Net Assets	$16.4 billion
Weighted Average Market Cap	$120.3 billion
Median Market Cap	$19.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	14.7
Information Technology	11.8
Consumer Discretionary	10.4
Consumer Staples	9.2
Industrials	4.9
Health Care	4.0
Energy	3.3
Real Estate	1.9
Materials	1.1
Total Equity Investments	61.3
Preferred Stocks	0.0
Fixed Income Investments
Corporate Bonds	13.6
Government and Agency Securities	11.2
Convertible Bond	0.1
Total Fixed Income Investments	24.9
Short-Term Investments and Other	13.8

See accompanying Disclosures and Endnotes on page 43.

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2017

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

2017, We Will Miss You

As 2017 began, many investors greeted the new year with apprehension. Having become comfortable with the Obama administration over its two terms, most assumed that the change to something quite different would lead to investor insecurity and market volatility. Instead, what developed was a gently ever-ascending bull market, the least volatile in more than 50 years and the first year ever to post positive total returns (for the S&P 500)2 in every month. The stock market's ability to defeat expectations is legendary, and 2017 deserves its entry in the book of surprises.

For calendar 2017 as a whole, the Equity and Income Fund showed a gain of 14.5%, compared to 14.1% for the Lipper Balanced Fund Index10, the Fund's performance benchmark. The Fund earned 4.2% in the quarter, which contrasts to a 3.6% gain for the Lipper Index. As always, we are pleased to report that the annualized compound rate of return since the Fund's inception in 1995 is 10.4%, while the corresponding return to the Lipper Index is 5.2%.

The largest contributors to portfolio return in the quarter were Bank of America, TE Connectivity, UnitedHealth Group, Ally Financial and Dover. CVS Health, Baker Hughes, General Electric, Philip Morris International and Oracle detracted most. For all of calendar 2017, Bank of America, TE Connectivity, MasterCard, General Motors and UnitedHealth Group led the contributors while Foot Locker, Baker Hughes, CVS Health, General Electric and Flowserve (sold) detracted most from return.

Transaction Activity

During the quarter, we added a few small positions to the Fund, while exiting five holdings. Among the new names were Johnson Controls and PDC Energy. Johnson Controls took a new shape in 2016 by spinning off its automotive seating business and then merging with Tyco International. The emerging entity, known as Johnson Controls International, provides building products, services and solutions, including HVAC, as well as fire and security monitoring. JCI also leads the world in supplying lead acid batteries to the automotive industry. Since the merger, the company has struggled with operational issues, which caused the board to accelerate the CEO transition, naming ex-Tyco CEO George Oliver to the position in September 2017. We know Oliver from his tenure at Tyco and believe he will do an excellent job. JCI is currently trading at less than 13x 2018 cash EPS, which we believe is much too cheap for this collection of moderately growing, high-returning businesses.

PDC Energy is an exploration and production (E&P) company focused on drilling the Wattenberg field in Colorado and the Delaware basin in west Texas. Their Colorado assets are among the most productive in U.S. onshore drilling, showing some of the best full cycle cash-on-cash returns in the E&P industry.

Because of this, PDC enjoys a favorable position on the oil and gas cost curve. Throughout the energy downturn, PDC management maintained one of the strongest balance sheets in the industry, which allowed them to be opportunistic, entering the Delaware basin through a 2016 acquisition at an attractive price. We think there is significant upside to the Delaware acreage, relative to PDC's assumptions at the time of the acquisition, and believe that adding quality acreage when commodity prices are low can significantly increase long-term value for shareholders. PDC's acreage is in close proximity to a number of other large E&P companies, which could make PDC a natural acquisition target as the Wattenberg and Delaware basins mature and E&Ps seek to consolidate acreage to reduce drilling costs.

The five positions eliminated this quarter were TD Ameritrade, General Electric, Herman Miller, Oshkosh and VWR. TD Ameritrade was added to the portfolio in 2012 and performed extremely well. We still like the underlying business and management team, but after tripling from our initial purchase price, the stock is close to reaching our estimate of its fair value. General Electric was a small position that performed poorly since its addition to the portfolio last quarter. We decided to capture the short-term tax loss in the holding, and we are still evaluating whether to reinitiate a position. Shares of Herman Miller and Oshkosh both attained their respective sell targets.

Fixed Income Positioning

The big news in the fixed income world is that the Federal Reserve moved rates up more aggressively in 2017. After a single 25 bps rate increase (0.25%) in both 2015 and 2016, the first such increases since 2006, the Federal Reserve raised rates three times in 2017. The Fed also indicated that it expects three more rate escalations in 2018, with a few more after that, making the long-term forecast for the federal funds rate 2.75%. These increases boosted the yield on cash held by the Fund to over 150 bps and provided some relief for savers. These changes also caused the yield curve to flatten by over 70 bps as the year progressed. This is not an uncommon result when the Fed is raising rates, and the current slope is fairly typical for this point in the cycle. Looking ahead, if the yield curve maintains its current slope and the federal funds rate hits the Fed's long-term target, the 10-year treasury yield will exceed 3% in a few years. While we don't have an explicit rate forecast, in an environment with good economic growth and 2% inflation, this certainly seems like a reasonable outcome.

To protect against rising rates, we have maintained a short-duration position, especially in the Fund's treasury allocation. We have ventured out a little further on the corporate side on some issues, where we believed that wider-than-deserved credit spreads could insulate us from rising rates. The result is that the

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2017

Portfolio Manager Commentary (continued)

fixed income portion of the Fund, including cash, has returned on average nearly 3% over the past two years. Looking ahead, while we may increase the duration of the portfolio slightly, we still plan on maintaining a conservative duration posture. As a reminder, the goal for the fixed income portion of the Fund, especially in this low-rate environment, is to provide a reasonable level of income, while dampening the volatility of the equity portfolio.

What Do We Think About Bitcoin?

Actually, we don't think about bitcoin much at all, but we are subjected to an endless stream of articles on the subject, most expressing the same sense of wonder that we generally feel. In a year of historically low volatility in the conventional securities markets, writers have latched on to bitcoin as something that is interesting even if inexplicable. We have no real opinion on bitcoin because we are in the business of valuing investable securities, and, in our opinion, bitcoin does not lend itself to such evaluation. Equities have sales, profits, cash flows and assets, attributes that can be measured, evaluated and forecasted. We sift through the equity universe to identify issues that we believe the marketplace has priced incorrectly and that offer attractive risk-adjusted return possibilities. Fixed income securities offer stability and income, and we attempt to determine which issues best help to diversify the portfolio.

Bitcoin does not offer such attributes. It was originally described as a sort of currency, but few businesses ever developed the systems to use it for transactions. Of course, any that did would not likely be accepting bitcoin today, given the wild volatility in its price. For example, on Friday, December 22, bitcoin's dollar price fell as much as 30% intraday before rebounding. This volatility limits the so-called cryptocurrency's usefulness as a store of value. The history of hacking of bitcoin accounts also undermines the assertion that bitcoin is the new gold. Finally, we should highlight the lack of governmental regulation of cryptocurrencies (of which bitcoin is merely one of many) to date. If—or, should we say, when—regulators enter the picture, we believe that this market will look quite different.

But what of "blockchain," the peer-to-peer ledger system that records cryptocurrency transactions? Interestingly, it is here that we think we can identify a manic bubble. The blockchain idea itself is unquestionably useful and adaptable to many purposes. The mania that we are diagnosing is the excitement over small companies that have announced their entry into the blockchain world. A recent example is Long Island Iced Tea, which changed its name to Long Blockchain. The company stated that it would be "shifting its primary corporate focus towards the exploration of an investment in opportunities that leverage the benefits of blockchain technology."12 That catalyzed a share price gain of as much as 500% in the morning of the announcement. Another example is LongFin, a company whose share priced jumped over 1000% after it announced that it was buying Ziddu.com, a company with its own digital currency. Even LongFin's founder flatly stated, "This stock move is unwarranted."13 Similar experiences include Bioptix, which renamed itself Riot Blockchain, cigar maker Rich Cigars (now named Intercontinental Technology), Vapetek (now Nodechain) and Crypto Company, a penny stock whose share price enjoyed a 2700% gain in one month. We do not have any fundamental opinion on any of these companies, but history suggests to us that thrill-seeking speculators (to use The New York Times' wonderful phrase14) have taken over their trading.

We close this section with some comments that entertained us when researching this issue. From Joseph Stiglitz, Nobel Prize-winning economist: "Bitcoin is successful only because of its potential for circumvention, lack of oversight... It doesn't serve any socially useful function."15 From Larry Fink, chief executive of BlackRock: "Bitcoin just shows you how much demand for money laundering there is in the world."16 And Yale economist Robert Shiller writes that "Somehow bitcoin...gives a sense of empowerment...That kind of is a solution to the fundamental angst [of this era]."17 Do not expect to see any cryptocurrencies in any Oakmark portfolio.

As always, we thank our fellow shareholders for investing in the Equity and Income Fund.

See accompanying Disclosures and Endnotes on page 43.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 61.3%
FINANCIALS - 14.7%
BANKS - 8.4%
Bank of America Corp.	29,229	$862,832
Citigroup, Inc.	5,165	384,320
Wells Fargo & Co.	2,185	132,582
		1,379,734
DIVERSIFIED FINANCIALS - 3.7%
Ally Financial, Inc.	9,973	290,798
The Bank of New York Mellon Corp.	3,030	163,177
State Street Corp.	1,551	151,413
		605,388
INSURANCE - 2.6%
FNF Group	6,360	249,559
American International Group, Inc.	1,584	94,345
Principal Financial Group, Inc.	1,212	85,483
		429,387
		2,414,509
INFORMATION TECHNOLOGY - 11.8%
SOFTWARE & SERVICES - 7.1%
MasterCard, Inc., Class A	2,825	427,577
Oracle Corp.	8,032	379,753
Alphabet, Inc., Class C (a)	263	274,994
Black Knight, Inc. (a)	1,740	76,831
CoreLogic, Inc. (a)	41	1,892
		1,161,047
TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
TE Connectivity, Ltd.	6,797	645,949
CommScope Holding Co., Inc. (a)	3,280	124,090
		770,039
		1,931,086
CONSUMER DISCRETIONARY - 10.4%
AUTOMOBILES & COMPONENTS - 7.9%
General Motors Co.	20,307	832,400
BorgWarner, Inc.	4,641	237,129
Lear Corp.	1,316	232,561
		1,302,090
RETAILING - 1.5%
Foot Locker, Inc.	4,066	190,633
HSN, Inc.	1,411	56,917
		247,550
CONSUMER SERVICES - 0.5%
MGM Resorts International	2,351	78,508
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	78,049
		1,706,197
	Shares	Value
CONSUMER STAPLES - 9.2%
FOOD, BEVERAGE & TOBACCO - 7.0%
Nestlé SA (b)	5,623	$483,409
Diageo PLC (b)	2,310	337,344
Philip Morris International, Inc.	3,092	326,638
		1,147,391
FOOD & STAPLES RETAILING - 2.2%
CVS Health Corp.	4,911	356,073
		1,503,464
INDUSTRIALS - 4.9%
CAPITAL GOODS - 4.9%
Dover Corp.	4,290	433,227
Arconic, Inc.	7,588	206,784
Johnson Controls International plc	2,633	100,359
WESCO International, Inc. (a)	682	46,451
The Manitowoc Co., Inc. (a)	407	15,997
		802,818
HEALTH CARE - 4.0%
HEALTH CARE EQUIPMENT & SERVICES - 4.0%
UnitedHealth Group, Inc.	1,934	426,268
HCA Healthcare, Inc. (a)	2,186	191,992
LivaNova PLC (a)	567	45,297
		663,557
ENERGY - 3.3%
National Oilwell Varco, Inc.	7,573	272,786
Baker Hughes a GE Co.	6,393	202,289
PDC Energy, Inc. (a)	1,187	61,168
		536,243
REAL ESTATE - 1.9%
Jones Lang LaSalle, Inc.	1,204	179,258
The Howard Hughes Corp. (a)	555	72,797
Gaming and Leisure Properties, Inc. REIT	1,833	67,806
		319,861
MATERIALS - 1.1%
Glencore PLC	35,440	186,613
TOTAL COMMON STOCKS - 61.3% (COST $5,315,266)		10,064,348
PREFERRED STOCKS - 0.0% (c)
FINANCIALS - 0.0% (c)
GMAC Capital Trust I (d), 7.20% (3 mo. USD LIBOR + 5.785%),	299	7,746
TOTAL PREFERRED STOCKS - 0.0% (COST $7,835)		7,746

Oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.9%
CORPORATE BONDS - 13.6%
FINANCIALS - 3.8%
Aflac, Inc. 2.875%, due 10/15/26	$980	$963
Ally Financial, Inc. 4.75%, due 09/10/18	4,743	4,802
American Express Credit Corp. 1.875%, due 11/05/18	4,915	4,913
2.60%, due 09/14/20	2,945	2,960
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,950
Aon Corp. 5.00%, due 09/30/20	14,745	15,702
Bank of America Corp. 1.95%, due 05/12/18	31,675	31,677
2.151%, due 11/09/20	6,970	6,938
4.45%, due 03/03/26	5,000	5,337
Capital One Bank USA NA 2.15%, due 11/21/18	3,768	3,768
Capital One NA/Mclean VA 1.85%, due 09/13/19	39,255	38,876
2.35%, due 08/17/18	5,000	5,008
Citigroup, Inc. 1.70%, due 04/27/18	29,020	28,991
2.45%, due 01/10/20	19,910	19,919
3.40%, due 05/01/26	15,000	15,090
4.05%, due 07/30/22	13,338	13,882
2.05%, due 12/07/18	2,098	2,096
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	10,125
5.25%, due 05/30/25	5,895	6,219
Credit Suisse AG/New York NY 1.75%, due 01/29/18	24,700	24,700
Credit Suisse Group AG, 144A 7.50% (d) (e) (5 Year Swap rate + 4.598%)	30,000	34,272
6.25% (d) (e) (5 Year Swap rate + 3.455%)	7,000	7,586
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,301
3.80%, due 06/09/23	14,750	15,212
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,906
3.80%, due 08/24/27	4,975	4,959
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	30,015
1.70%, due 03/01/18	21,596	21,594
2.595%, due 10/24/23 (d) (mo. USD LIBOR + 1.230%)	19,910	20,425
Moody's Corp. 4.50%, due 09/01/22	9,820	10,522
5.50%, due 09/01/20	3,780	4,070
MSCI, Inc., 144A 5.25%, due 11/15/24 (e)	24,830	26,165
4.75%, due 08/01/26 (e)	5,925	6,221
5.75%, due 08/15/25 (e)	2,950	3,168
	Par Value	Value
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (e)	$19,910	$19,832
2.375%, due 11/21/21 (e)	6,970	6,918
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	5,013
S&P Global, Inc. 4.00%, due 06/15/25	17,150	18,015
2.95%, due 01/22/27	9,810	9,612
4.40%, due 02/15/26	1,970	2,134
3.30%, due 08/14/20	1,970	2,007
2.50%, due 08/15/18	1,970	1,976
S&P Global, Inc., 144A 2.50%, due 08/15/18 (e)	1,267	1,271
The Bear Stearns Cos. LLC 4.65%, due 07/02/18	8,205	8,313
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,394
2.30%, due 12/13/19	6,970	6,965
3.128%, due 10/28/27 (d) (3 mo. USD LIBOR + 1.750%)	2,975	3,146
2.625%, due 04/25/21	2,000	1,999
2.875%, due 02/25/21	1,000	1,007
2.55%, due 10/23/19	980	982
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,982
Wachovia Corp. 5.75%, due 02/01/18	1,197	1,201
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,042
2.61%, due 10/31/23 (d) (3 mo. USD LIBOR + 1.23%)	8,603	8,832
Wells Fargo Bank NA 1.80%, due 11/28/18	9,900	9,886
2.15%, due 12/06/19	9,900	9,885
		623,744
CONSUMER DISCRETIONARY - 3.5%
Amazon.com, Inc., 144A 3.15%, due 08/22/27 (e)	9,950	9,965
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,357
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (e)	250	246
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,691
4.20%, due 03/15/28	9,950	9,876
CRC Escrow Issuer LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (e)	19,900	20,049
Dana, Inc. 6.00%, due 09/15/23	3,925	4,092
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (e)	1,000	1,013
Dollar Tree, Inc. 5.75%, due 03/01/23	2,950	3,090
5.25%, due 03/01/20	1,000	1,017

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.9% (continued)
CORPORATE BONDS - 13.6% (continued)
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (e)	$4,910	$5,401
Expedia, Inc. 5.00%, due 02/15/26	28,360	30,317
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	5,078
General Motors Co. 4.875%, due 10/02/23	41,400	44,802
3.50%, due 10/02/18	29,525	29,832
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	5,050
3.10%, due 01/15/19	4,915	4,941
International Game Technology PLC, 144A 6.50%, due 02/15/25 (e)	19,600	21,903
6.25%, due 02/15/22 (e)	14,800	15,947
5.625%, due 02/15/20 (e)	9,800	10,204
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (e)	1,000	1,052
5.00%, due 06/01/24 (e)	1,000	1,031
Lear Corp. 5.25%, due 01/15/25	11,060	11,808
5.375%, due 03/15/24	10,512	11,119
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (e)	1,990	2,075
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (e)	14,935	15,308
5.375%, due 06/15/22 (e)	2,000	2,067
Mattel Inc, 144A 6.75%, due 12/31/25 (e)	1,000	1,013
MGM Resorts International 8.625%, due 02/01/19	2,612	2,769
Netflix, Inc., 144A 4.875%, due 04/15/28 (e)	19,900	19,502
Omnicom Group, Inc. 3.625%, due 05/01/22	30,425	31,410
6.25%, due 07/15/19	2,950	3,119
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (e)	6,970	7,231
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,510
5.375%, due 12/01/24	3,580	3,634
Scientific Games International, Inc. 10.00%, due 12/01/22	19,665	21,582
Scientific Games International, Inc., 144A 7.00%, due 01/01/22 (e)	8,875	9,352
Scripps Networks Interactive, Inc. 2.80%, due 06/15/20	3,930	3,929
Station Casinos LLC, 144A 5.00%, due 10/01/25 (e)	1,990	2,000
Tapestry, Inc. 3.00%, due 07/15/22	12,145	12,102
4.125%, due 07/15/27	4,975	5,013
Tempur Sealy International, Inc. 5.50%, due 06/15/26	1,965	2,015
	Par Value	Value
The Gap, Inc. 5.95%, due 04/12/21	$1,965	$2,119
The Priceline Group, Inc. 3.60%, due 06/01/26	14,730	14,793
3.55%, due 03/15/28	9,950	9,856
2.75%, due 03/15/23	6,965	6,940
The William Carter Co. 5.25%, due 08/15/21	36,132	37,126
Toyota Motor Credit Corp. 1.45%, due 01/12/18	29,495	29,492
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,028
Under Armour, Inc. 3.25%, due 06/15/26	11,940	10,454
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (e)	12,140	12,110
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,369
		574,799
INFORMATION TECHNOLOGY - 1.6%
Activision Blizzard, Inc., 144A 6.125%, due 09/15/23 (e)	70,853	75,113
Avnet, Inc. 4.875%, due 12/01/22	5,290	5,624
3.75%, due 12/01/21	2,985	3,028
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 144A 3.00%, due 01/15/22 (e)	14,930	14,804
3.625%, due 01/15/24 (e)	9,955	9,899
2.375%, due 01/15/20 (e)	9,955	9,888
3.50%, due 01/15/28 (e)	4,975	4,743
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	10,303
5.00%, due 09/01/23	6,965	7,200
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (e)	14,438	14,438
CommScope, Inc., 144A 5.50%, due 06/15/24 (e)	2,985	3,104
5.00%, due 06/15/21 (e)	995	1,014
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (e)	14,725	15,912
4.42%, due 06/15/21 (e)	2,940	3,064
eBay, Inc. 2.50%, due 03/09/18	2,945	2,948
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	21,556
3.70%, due 03/01/21	14,740	15,198
Itron Inc, 144A 5.00%, due 01/15/26 (e)	1,990	1,998
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,799
2.80%, due 06/15/21	4,910	4,941
Symantec Corp., 144A 5.00%, due 04/15/25 (e)	1,000	1,040
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,210
2.35%, due 08/01/19	1,812	1,810
		257,634

Oakmark.com 17

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.9% (continued)
CORPORATE BONDS - 13.6% (continued)
HEALTH CARE - 1.5%
Abbott Laboratories 2.90%, due 11/30/21	$16,625	$16,818
2.35%, due 11/22/19	14,935	14,951
AbbVie, Inc. 1.80%, due 05/14/18	4,937	4,935
Anthem, Inc. 1.875%, due 01/15/18	11,925	11,924
Becton Dickinson and Co. 3.30%, due 03/01/23	11,204	11,251
2.133%, due 06/06/19	9,950	9,928
3.363%, due 06/06/24	2,985	2,993
2.894%, due 06/06/22	2,985	2,966
Boston Scientific Corp. 2.65%, due 10/01/18	6,945	6,972
Centene Corp. 4.75%, due 05/15/22	20,084	20,837
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,992
HCA, Inc. 5.00%, due 03/15/24	7,465	7,764
3.75%, due 03/15/19	3,965	4,000
4.25%, due 10/15/19	1,990	2,032
Johnson & Johnson 2.90%, due 01/15/28	14,925	14,947
McKesson Corp. 1.40%, due 03/15/18	22,100	22,079
Medtronic, Inc. 1.50%, due 03/15/18	2,950	2,948
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,422
Quintiles IMS, Inc., 144A 5.00%, due 10/15/26 (e)	7,800	7,995
St Jude Medical LLC 2.00%, due 09/15/18	13,485	13,430
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,982
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (e)	32,695	33,308
5.00%, due 06/01/26 (e)	12,805	13,205
3.75%, due 08/01/19 (e)	6,970	7,083
Zimmer Biomet Holdings, Inc. 3.15%, due 04/01/22	3,810	3,819
2.00%, due 04/01/18	1,815	1,816
		250,397
REAL ESTATE - 1.2%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	27,421
5.00%, due 03/15/23	25,239	25,954
4.875%, due 03/01/26	19,665	21,305
GLP Capital , LP / GLP Financing II, Inc. 4.375%, due 11/01/18	26,375	26,573
4.875%, due 11/01/20	14,975	15,537
5.375%, due 11/01/23	12,000	12,810
5.375%, due 04/15/26	3,925	4,210
4.375%, due 04/15/21	1,965	2,019
	Par Value	Value
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	$2,945	$3,136
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	15,260
5.25%, due 01/15/26	9,835	10,192
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (e)	11,945	12,244
Ventas Realty , LP / Ventas Capital Corp. REIT 2.00%, due 02/15/18	15,876	15,875
Ventas Realty , LP REIT 3.125%, due 06/15/23	2,490	2,491
3.50%, due 02/01/25	1,000	1,007
		196,034
CONSUMER STAPLES - 0.8%
CVS Health Corp. 4.00%, due 12/05/23	18,198	18,921
5.00%, due 12/01/24	6,880	7,484
4.75%, due 12/01/22	6,880	7,369
2.25%, due 08/12/19	2,884	2,875
Kraft Heinz Foods Co, 144A 4.875%, due 02/15/25 (e)	6,260	6,637
Kraft Heinz Foods Co. 2.00%, due 07/02/18	34,173	34,172
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	14,801
3.00%, due 11/15/20	6,885	6,988
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (e)	8,585	8,352
1.625%, due 10/28/19 (e)	7,764	7,652
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (e)	2,000	1,967
5.50%, due 03/01/25 (e)	500	518
5.75%, due 03/01/27 (e)	500	509
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (e)	6,420	6,378
3.35%, due 02/01/22 (e)	4,975	4,985
2.65%, due 10/03/21 (e)	3,980	3,927
4.25%, due 02/01/27 (e)	995	1,021
		134,556
INDUSTRIALS - 0.6%
BAT Capital Corp., 144A 2.297%, due 08/14/20 (e)	19,900	19,790
3.557%, due 08/15/27 (e)	6,965	6,974
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (e)	100	105
Pentair Finance Sarl 2.90%, due 09/15/18	10,602	10,644
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	12,197
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	6,875	6,896
USG Corp., 144A 4.875%, due 06/01/27 (e)	6,965	7,220
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,597

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.9% (continued)
CORPORATE BONDS - 13.6% (continued)
WESCO Distribution, Inc. 5.375%, due 06/15/24	$13,675	$14,051
5.375%, due 12/15/21	5,305	5,438
		88,912
ENERGY - 0.3%
Cameron International Corp. 6.375%, due 07/15/18	2,375	2,431
Chevron Corp. 1.365%, due 03/02/18	9,835	9,828
ConocoPhillips Co. 4.20%, due 03/15/21	3,932	4,135
Oceaneering International, Inc. 4.65%, due 11/15/24	5,895	5,735
Schlumberger Holdings Corp., 144A 2.35%, due 12/21/18 (e)	14,740	14,773
4.00%, due 12/21/25 (e)	9,830	10,330
		47,232
TELECOMMUNICATION SERVICES - 0.2%
AT&T, Inc. 5.00%, due 03/01/21	16,710	17,894
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,358
		33,252
MATERIALS - 0.1%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (e)	9,950	9,853
3.875%, due 10/27/27 (e)	9,950	9,818
		19,671
Total Corporate Bonds (Cost $2,178,115)		2,226,231
GOVERNMENT AND AGENCY SECURITIES - 11.2%
U.S. GOVERNMENT NOTES - 11.0%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20	474,825	490,286
1.375%, due 07/15/18	429,525	434,307
2.125%, due 01/15/19	229,068	233,783
United States Treasury Notes 1.00%, due 09/15/18	199,000	198,036
1.375%, due 12/15/19	99,500	98,521
2.00%, due 11/30/22	74,625	73,946
1.75%, due 03/31/22	74,645	73,420
1.25%, due 11/30/18	73,725	73,365
1.875%, due 11/30/21	49,785	49,381
1.50%, due 11/30/19	24,875	24,695
2.125%, due 01/31/21	24,570	24,656
1.75%, due 10/31/20	24,570	24,431
		1,798,827
	Par Value	Value
U.S. GOVERNMENT AGENCIES - 0.2%
Federal National Mortgage Association, 1.25%, due 09/27/18	$24,680	$24,591
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	16,834
		41,425
Total Government and Agency Securities (Cost $1,824,092)		1,840,252
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 144A, 5.50%, due 09/15/26 (e) (Cost $14,472)	14,915	13,582
TOTAL FIXED INCOME - 24.9% (COST $4,016,679)		4,080,065
SHORT-TERM INVESTMENTS - 14.6%
COMMERCIAL PAPER - 10.1%
Toyota Motor Credit Corp., 1.28% - 1.58%, due 01/08/18 - 02/07/18 (f)	447,750	447,377
MetLife Short Term Funding LLC, 144A, 1.25% - 1.54%, due 01/04/18 - 02/02/18 (e) (f)	248,180	248,034
Kraft Food Group, Inc., 144A, 1.68% - 1.85%, due 01/12/18 - 02/01/18 (e) (f)	199,200	199,003
Walgreens Boots, 1.53% - 1.78%, due 01/02/18 - 01/29/18 (f)	147,165	147,054
General Mills, Inc., 144A, 1.39% - 1.7%, due 01/02/18 - 01/19/18 (e) (f)	132,300	132,263
Schlumberger Holdings Corp., 144A, 1.45% - 1.85%, due 01/02/18 - 02/27/18 (e) (f)	129,750	129,565
Abbvie, Inc., 144A, 1.62%, due 01/05/18 (e) (f)	74,625	74,612
Campbell Soup Co., 144A, 1.36% - 1.83%, due 01/02/18 - 01/25/18 (e) (f)	74,400	74,324
J.P. Morgan Securities LLC, 1.37%, due 01/03/18 (f)	49,750	49,746
Anthem, Inc., 144A, 1.78%, due 01/04/18 (e) (f)	49,750	49,743
American Honda Finance Corp., 1.42%, due 01/16/18 (f)	49,750	49,721
General Mills, Inc., 144A, 1.70%, due 01/17/18 (e) (f)	49,750	49,713
Total Commercial Paper (Cost $1,651,155)		1,651,155

Oakmark.com 19

Oakmark Equity and Income Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 14.6% (continued)
GOVERNMENT AND AGENCY SECURITIES - 2.7%
Federal Home Loan Bank, 0.96%, due 01/02/18 (f)	$150,000	$149,996
Federal National Mortgage Association, 0.00%-1.22%, due 01/02/18-01/03/2018 (f)	300,000	299,990
Total Government and Agency Securities (Cost $449,986)		449,986
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $278,764, collateralized by United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $284,325 (Cost: $278,747)	278,747	278,747
CORPORATE BONDS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Expedia, Inc., 7.46%, due 08/15/18 (f) (Cost $15,261)	14,752	15,215
TOTAL SHORT-TERM INVESTMENTS - 14.6% (COST $2,395,149)		2,395,103
TOTAL INVESTMENTS - 100.8% (COST $11,734,929)		16,547,262
Foreign Currencies (Cost $0) - 0.0% (c)		0	(g)
Liabilities In Excess of Other Assets - (0.8)%		(134,229)
NET ASSETS - 100.0%		$16,413,033

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Floating Rate Note. Rate shown is as of December 31, 2017.
Security is perpetual and has no stated maturity date.

(e)  These securities may be resold subject to restrictions on resale under federal securities law.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

20 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 21

Oakmark Global Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	3.90%	27.08%	8.34%	12.08%	6.43%	10.78%	08/04/99
MSCI World Index	5.51%	22.40%	9.26%	11.64%	5.03%	4.91%
Lipper Global Fund Index[19]	4.82%	22.68%	9.29%	11.25%	4.93%	5.65%
Oakmark Global Fund (Advisor Class)	3.95%	27.24%	N/A	N/A	N/A	28.46%	11/30/16
Oakmark Global Fund (Institutional Class)	3.97%	27.34%	N/A	N/A	N/A	28.54%	11/30/16
Oakmark Global Fund (Service Class)	3.86%	26.78%	8.00%	11.70%	6.07%	10.97%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Lloyds Banking Group PLC	5.6
Daimler AG	5.5
Bank of America Corp.	4.6
Credit Suisse Group AG	4.4
Alphabet, Inc., Class C	4.4
CNH Industrial N.V.	4.3
Citigroup, Inc.	4.3
TE Connectivity, Ltd.	4.3
General Motors Co.	4.2
Allianz SE	3.9
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	39
Net Assets	$2.7 billion
Weighted Average Market Cap	$106.0 billion
Median Market Cap	$22.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Financials	26.9
Consumer Discretionary	25.3
Information Technology	18.9
Industrials	14.9
Materials	6.1
Consumer Staples	1.7
Energy	1.7
Health Care	1.2
Short-Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	44.2
United Kingdom	18.3
Switzerland	13.2
Germany*	12.5
Netherlands*	0.2
North America	43.4
United States	43.4
% of Equity
Asia	7.1
Japan	4.3
China	1.9
India	0.9
Australasia	3.2
Australia	3.2
Latin America	2.1
Mexico	2.1

*  Euro-currency countries comprise 12.7% of equity investments

See accompanying Disclosures and Endnotes on page 43.

22 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter and Calendar Year Review

The basic concept of the Oakmark Global Fund—with its broad geographic and market capitalization mandates and relatively focused portfolio—is to offer a single product that uses our firm's bottom-up approach to find the best values around the world and invest in those opportunities with conviction. As a result, the portfolio occasionally looks very different from the global indexes. This is a natural outcome of our investment process and, as many of our long-term investors know, it can take time for the market to recognize these values. This can lead us into some unpopular geographies and sectors, like our recent investments in Europe/U.K. and financials, respectively, which produced a couple of difficult years for the Fund. In that respect, we are pleased to report that this year, our large holdings in Europe/U.K. and the financials sector were the largest relative and absolute contributors from a regional and sector standpoint. Specifically, our holdings in Europe and the U.K. contributed to over 90% of this year's outperformance, relative to the MSCI World Index,18 and our financial sector holdings contributed to over 40% of this year's outperformance. While it may not feel like it every quarter or year, we are building what we believe is a truly conservative global portfolio of our best ideas, one company at a time, to maximize returns over a multi-year period.

The Oakmark Global Fund returned 3.9% for the quarter, which brings the Fund's calendar year return to 27.1%. Meanwhile, the MSCI World Index returned 5.5% during the quarter and 22.4% for the year. Please understand these absolute returns are exceptional relative to what one should expect on an ongoing basis, but we hope you enjoy them, as we do as fellow shareholders in the Fund. Since inception, the Fund has returned 10.8% versus 4.9% for the MSCI World Index and 5.7% for the Lipper Global Fund Index.19

Our largest contributors in the quarter were Bank of America, TE Connectivity and Credit Suisse Group. From a country standpoint, our largest contributors were the U.S., Germany and the U.K. Our largest detractors were General Electric (GE), Grupo Televisa and CarMax. We purchased GE, believing the new management team would improve the cost structure and capital allocation. We discussed the motivation for CEO John Flannery to reset earnings expectations last quarter. Fast forward 90 days, and the rebased earnings at GE were worse than we anticipated with the primary difference being more secular, cyclical and company-specific issues in GE's power generation businesses. We continue to hold the stock, given the combination of price, our confidence in management and the strength of the businesses outside of power generation, which generate the vast majority of profits.

For the calendar year, the largest contributors were CNH Industrial, Allianz and TE Connectivity, while the largest detractors were GE, Grupo Televisa and Interpublic Group. From a country standpoint, the largest contributors were the U.S., Germany and the U.K. Mexico was the only detractor.

Portfolio Activity

During the quarter, we added two new positions—Johnson Controls and Corelogic—and eliminated Itron, which had reached our sell target.

Johnson Controls (JCI) shares have underperformed since the $18B Tyco merger, which also brought a new CEO, George Oliver, whom we know and respect from his days at Tyco. We believe JCI had been undermanaged prior to the merger, and Oliver has the opportunity to improve operations in addition to achieving the merger synergies. Roughly three-quarters of revenues and two-thirds of earnings come from the legacy Tyco fire and security business and JCI's legacy HVAC and building automation businesses. JCI is also the largest producer of lead-acid automotive batteries with nearly 40% market share. While this business is lower growth, the fundamentals tend to be fairly stable as aftermarket accounts for 75% of sales.

Corelogic provides unique residential real estate information to the financial services sector. The shares have been weak due to near-term cyclical concerns about declining refinancing activity. We do not believe this has a long-term impact on business value. Unique data businesses tend to have great returns and are difficult to replicate. Corelogic fits this mold. The management team has been good stewards of capital and has reduced the share count 30% since 2010. Management has been improving margins for years, and we believe there is more room for improvement over the next several years. Meanwhile, Corelogic is selling well below public and private market values of other high quality data providers.

Geographic Allocation and Currency Hedging

We ended the quarter with 44% of our holdings in Europe and the U.K., 43% in the U.S., and 7% in Asia (Japan, China and India). The remaining positions are in Australia and Mexico.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 15% of the Swiss franc exposure was hedged at quarter end.

We thank you for being our partners in the Oakmark Global Fund. As always, we invite you to send us your comments and questions.

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 23

Oakmark Global Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
FINANCIALS - 26.9%
BANKS - 15.3%
Lloyds Banking Group PLC (United Kingdom)	165,870	$152,421
Bank of America Corp. (United States)	4,210	124,267
Citigroup, Inc. (United States)	1,559	116,035
Axis Bank, Ltd. (India)	2,559	22,608
		415,331
DIVERSIFIED FINANCIALS - 7.7%
Credit Suisse Group AG (Switzerland)	6,727	120,114
Julius Baer Group, Ltd. (Switzerland)	1,448	88,569
		208,683
INSURANCE - 3.9%
Allianz SE (Germany)	464	106,620
		730,634
CONSUMER DISCRETIONARY - 25.3%
AUTOMOBILES & COMPONENTS - 13.2%
Daimler AG (Germany)	1,745	148,211
General Motors Co. (United States)	2,756	112,981
Toyota Motor Corp. (Japan)	1,526	97,708
		358,900
MEDIA - 8.1%
The Interpublic Group of Cos., Inc. (United States)	2,823	56,921
Grupo Televisa SAB (Mexico) (a)	2,923	54,574
Liberty Global PLC, Class C (United Kingdom) (b)	1,502	50,831
Liberty Global PLC, Class A (United Kingdom) (b)	896	32,113
Live Nation Entertainment, Inc. (United States) (b)	618	26,296
		220,735
CONSUMER DURABLES & APPAREL - 2.6%
Cie Financiere Richemont SA (Switzerland)	597	54,115
Under Armour, Inc., Class C (United States) (b)	1,154	15,374
		69,489
RETAILING - 1.4%
CarMax, Inc. (United States) (b)	605	38,792
		687,916
INFORMATION TECHNOLOGY - 18.9%
SOFTWARE & SERVICES - 14.0%
Alphabet, Inc., Class C (United States) (b)	114	119,749
MasterCard, Inc., Class A (United States)	586	88,742
Oracle Corp. (United States)	1,653	78,130
Baidu, Inc. (China) (a) (b)	218	50,948
Wirecard AG (Germany)	385	42,982
CoreLogic, Inc. (United States) (b)	22	1,014
		381,565
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
TE Connectivity, Ltd. (United States)	1,219	$115,873
Hirose Electric Co., Ltd. (Japan)	114	16,678
		132,551
		514,116
INDUSTRIALS - 14.9%
CAPITAL GOODS - 14.9%
CNH Industrial N.V. (United Kingdom)	8,704	116,654
Travis Perkins PLC (United Kingdom)	3,876	82,008
USG Corp. (United States) (b)	1,687	65,051
Arconic, Inc. (United States)	1,588	43,265
General Electric Co. (United States)	2,279	39,774
MTU Aero Engines AG (Germany)	176	31,621
Johnson Controls International plc (United States)	723	27,561
		405,934
MATERIALS - 6.1%
Incitec Pivot, Ltd. (Australia)	27,550	83,834
LafargeHolcim, Ltd. (Switzerland)	1,480	83,484
		167,318
CONSUMER STAPLES - 1.7%
FOOD, BEVERAGE & TOBACCO - 1.7%
Diageo PLC (United Kingdom)	1,281	47,115
ENERGY - 1.7%
National Oilwell Varco, Inc. (United States)	1,251	45,047
HEALTH CARE - 1.2%
HEALTH CARE EQUIPMENT & SERVICES - 1.2%
Tenet Healthcare Corp. (United States) (b)	1,800	27,285
Koninklijke Philips N.V. (Netherlands)	145	5,502
		32,787
TOTAL COMMON STOCKS - 96.7% (COST $1,850,647)		2,630,867

24 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 3.2%
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $87,168, collateralized by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $88,907 (Cost: $87,162)	$87,162	$87,162
TOTAL SHORT-TERM INVESTMENTS - 3.2% (COST $87,162)		87,162
TOTAL INVESTMENTS - 99.9% (COST $1,937,809)		2,718,029
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Other Assets In Excess of Liabilities - 0.1%		1,703
TOTAL NET ASSETS - 100.0%		$2,719,732

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

Oakmark.com 25

Oakmark Global Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	49,460	$52,101	03/21/18	$51,063	$1,038
				$51,063	$1,038

26 OAKMARK FUNDS

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Oakmark.com 27

Oakmark Global Select Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	2.98%	21.18%	10.71%	13.24%	9.60%	9.12%	10/02/06
MSCI World Index	5.51%	22.40%	9.26%	11.64%	5.03%	6.01%
Lipper Global Fund Index[19]	4.82%	22.68%	9.29%	11.25%	4.93%	5.96%
Oakmark Global Select Fund (Advisor Class)	2.99%	21.36%	N/A	N/A	N/A	22.36%	11/30/16
Oakmark Global Select Fund (Institutional Class)	3.02%	21.41%	N/A	N/A	N/A	22.40%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Daimler AG	7.9
Lloyds Banking Group PLC	7.8
CNH Industrial N.V.	7.0
Alphabet, Inc., Class C	6.0
Credit Suisse Group AG	5.8
TE Connectivity, Ltd.	5.5
Bank of America Corp.	5.4
WPP PLC	5.3
Citigroup, Inc.	5.3
LafargeHolcim, Ltd.	5.2
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	20
Net Assets	$2.9 billion
Weighted Average Market Cap	$126.3 billion
Median Market Cap	$55.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Financials	33.2
Information Technology	19.8
Consumer Discretionary	16.4
Industrials	12.2
Consumer Staples	5.4
Materials	5.2
Energy	3.7
Short-Term Investments and Other	4.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	52.1
United Kingdom	23.8
Switzerland	17.2
Germany*	8.2
France*	2.9
% of Equity
North America	47.9
United States	47.9

*  Euro-currency countries comprise 11.1% of equity investments

See accompanying Disclosures and Endnotes on page 43.

28 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

Oakmark Global Select Fund returned 3.0% for the quarter ended December 31, 2017, underperforming the MSCI World Index's18 5.5% return. For the calendar year, the Fund returned 21.2%, underperforming the MSCI World Index's return of 22.4%. More importantly, the Fund has returned an average of 9.1% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 6.0% over the same period.

CNH Industrial, a global agricultural and construction equipment manufacturer, was the top contributor for the quarter. CNH's quarterly earnings reports have shown an ongoing improvement over the past 12 months. Investors reacted positively to third-quarter earnings released in October, as results exceeded consensus estimates. This strong result was primarily driven by CNH's core agricultural equipment segment, where revenue increased organically by over 9% and operating profit increased by over 34%, compared to the previous year. Furthermore, management raised its full-year earnings and revenue guidance. During the quarter, Fitch also upgraded CNH's debt to investment grade. CNH is now rated investment grade by two of the three ratings agencies, making its bonds eligible for investment-grade indexes, which will lead to lower spreads. We remain optimistic that CNH's improving trends will continue.

General Electric (GE), a global producer of industrial, household and medical goods, was the largest detractor for the quarter. Share prices were hurt by disappointing third-quarter results, several analysts' downgrades and news of CFO Jeffrey Bornstein's departure. We believe Mr. Bornstein's exit indicates that newly appointed CEO John Flannery is quickly establishing a strong culture of accountability and that "business as usual" will no longer be tolerated. Newly appointed CFO Jamie Miller has held multiple positions at GE, most recently as head of GE Transportation. In mid-November, Flannery announced a "reset" during which he established a lower base for the company's earnings by cutting 2018 earnings guidance and dividends by 50%. We expect Flannery to reduce costs aggressively, which should improve earnings. We like that GE's business model includes manufacturing and selling original equipment as well as offering long-duration service contracts for that equipment, which provides ongoing revenue streams from its client base. GE has been a very frustrating holding, as business fundamentals have lagged our expectations. However, we continue to remain shareholders because we believe the stock has declined more than warranted by the fundamentals.

Geographically, 48% of the Fund's holdings were invested in U.S.-domiciled companies as of December 31, while approximately 52% were allocated to equities in Europe and the U.K.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 14% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our fellow shareholders for your continued support. We wish you all a happy and prosperous new year!

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 29

Oakmark Global Select Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
FINANCIALS - 33.2%
BANKS - 18.4%
Lloyds Banking Group PLC (United Kingdom)	245,828	$225,894
Bank of America Corp. (United States)	5,237	154,596
Citigroup, Inc. (United States)	2,036	151,499
		531,989
INSURANCE - 9.0%
American International Group, Inc. (United States)	2,197	130,897
Willis Towers Watson PLC (United States)	852	128,388
		259,285
DIVERSIFIED FINANCIALS - 5.8%
Credit Suisse Group AG (Switzerland)	9,308	166,206
		957,480
INFORMATION TECHNOLOGY - 19.8%
SOFTWARE & SERVICES - 14.4%
Alphabet, Inc., Class C (United States) (a)	166	174,095
MasterCard, Inc., Class A (United States)	822	124,372
Oracle Corp. (United States)	2,450	115,836
		414,303
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
TE Connectivity, Ltd. (United States)	1,654	157,187
		571,490
CONSUMER DISCRETIONARY - 16.4%
AUTOMOBILES & COMPONENTS - 7.9%
Daimler AG (Germany)	2,675	227,214
MEDIA - 5.3%
WPP PLC (United Kingdom)	8,389	151,880
CONSUMER DURABLES & APPAREL - 3.2%
Cie Financiere Richemont SA (Switzerland)	1,026	92,992
		472,086
INDUSTRIALS - 12.2%
CAPITAL GOODS - 9.9%
CNH Industrial N.V. (United Kingdom)	15,106	202,451
General Electric Co. (United States)	4,750	82,887
		285,338
TRANSPORTATION - 2.3%
Kuehne + Nagel International AG (Switzerland)	380	67,233
		352,571
CONSUMER STAPLES - 5.4%
FOOD, BEVERAGE & TOBACCO - 5.4%
Diageo PLC (United Kingdom)	2,140	78,745
Danone SA (France)	938	78,688
		157,433
	Shares	Value
MATERIALS - 5.2%
LafargeHolcim, Ltd. (Switzerland)	2,655	$149,733
ENERGY - 3.7%
Apache Corp. (United States)	2,515	106,183
TOTAL COMMON STOCKS - 95.9% (COST $2,179,994)		2,766,976
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.6%
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $104,276, collateralized by United States Treasury Notes, 2.000% due 08/15/25, value plus accrued interest of $106,359 (Cost: $104,270)	$104,270	104,270
TOTAL SHORT-TERM INVESTMENTS - 3.6% (COST $104,270)		104,270
TOTAL INVESTMENTS - 99.5% (COST $2,284,264)		2,871,246
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.5%		13,106
TOTAL NET ASSETS - 100.0%		$2,884,352

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

30 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	64,003	$67,421	03/21/18	$66,078	$1,343
				$66,078	$1,343

Oakmark.com 31

Oakmark International Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	2.38%	29.75%	10.43%	10.50%	6.95%	10.40%	09/30/92
MSCI World ex U.S. Index	4.23%	24.21%	7.36%	7.46%	1.87%	6.35%
MSCI EAFE Index[21]	4.23%	25.03%	7.80%	7.90%	1.94%	6.22%
Lipper International Fund Index[22]	3.79%	26.70%	8.33%	8.10%	2.50%	7.22%
Oakmark International Fund (Advisor Class)	2.38%	29.93%	N/A	N/A	N/A	31.29%	11/30/16
Oakmark International Fund (Institutional Class)	2.44%	30.00%	N/A	N/A	N/A	31.36%	11/30/16
Oakmark International Fund (Service Class)	2.30%	29.45%	10.08%	10.14%	6.62%	8.84%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Lloyds Banking Group PLC	5.1
Daimler AG	4.8
Glencore PLC	4.7
BNP Paribas SA	4.6
Bayerische Motoren Werke AG	4.2
Credit Suisse Group AG	3.9
Intesa Sanpaolo SPA	3.8
Hennes & Mauritz AB (H&M) - Class B	3.7
Toyota Motor Corp.	3.5
Allianz SE	3.4
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	57
Net Assets	$43.4 billion
Weighted Average Market Cap	$52.6 billion
Median Market Cap	$30.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.00%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.95%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019

SECTOR ALLOCATION	% of Net Assets
Financials	32.4
Consumer Discretionary	31.2
Industrials	13.3
Materials	8.8
Consumer Staples	3.9
Information Technology	3.3
Health Care	1.8
Short-Term Investments and Other	5.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	83.1
United Kingdom	23.4
Germany*	15.7
Switzerland	15.6
France*	14.7
Sweden	5.8
Italy*	4.0
Netherlands*	3.9
Asia	11.0
Japan	4.9
India	2.7
% of Equity
Asia (cont'd)	11.0
Indonesia	1.9
China	1.1
Taiwan	0.2
South Korea	0.2
Australasia	2.7
Australia	2.7
North America	2.0
United States	2.0
Latin America	1.2
Mexico	1.2

*  Euro-currency countries comprise 38.3% of equity investments

See accompanying Disclosures and Endnotes on page 43.

32 OAKMARK FUNDS

Oakmark International Fund  December 31, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 2.4% for the quarter ended December 31, 2017, compared to the MSCI World ex U.S. Index,20 which returned 4.2% over the same period. The Fund's calendar-year performance was strong in absolute and relative terms, returning 29.8%, versus the MSCI World ex U.S. Index's return of 24.2%. Most importantly, the Fund has returned an average of 10.4% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.4% per year over the same period.

Glencore, one of the world's largest mining companies and commodities traders, was the top contributor to performance for the quarter, returning 15%. During the quarter, Glencore announced an agreement to purchase a portion of Peruvian zinc producer Volcan Compañia Minera for $531 million. The asset has a mine life of more than 20 years and comes with significant development options. Furthermore, the acquisition offers promising cost-cutting opportunities. Glencore has controlled assets near the Volcan site with similar geologic profiles, but was able to produce for less than half of Volcan's costs. We also believe the deal is strategically attractive for Glencore. Additionally, during the quarter, management announced two increases in Marketing EBIT guidance. Management has progressively raised earnings forecasts for this segment over the course of the year, which indicates that the marketing business is consistently executing beyond expectations. In our perspective, marketing is a top-quality segment of Glencore's enterprise. We are pleased that this business, which generates a high return on equity and is immensely cash-generative, is performing well. Finally, Glencore has aggressively reduced its leverage over the past two years and is already below the max net debt position. The company continues to aim for a BBB rating and a max ND/EBITDA23 of 2x. We believe Glencore's capital position is sound, and we like that its management team is exploring all avenues to enhance shareholder value.

H&M, a global fashion retailer, was the largest detractor for the quarter. Investors reacted negatively to fiscal year sales announced in December, which were below management's and our expectations. The weakness came from H&M's brick-and-mortar stores, even though the company's other brands performed well and H&M online experienced growth. We believe the sales miss was due in part to general weakness in the retail sector, but was exacerbated by a fashion miss in H&M's collection and a failure to get the right product to the right stores. A new H&M brand head has been appointed to address the fashion and product-allocation issues and to generate faster lead times. Management indicated that it will further optimize the physical store footprint with fewer openings and more closures, a reversal of management's historical space growth targets. H&M has invested heavily in its online presence in recent years, and we believe it is better positioned here than many in the market appreciate. Overall, H&M has made significant investments and improvements in its brand management, logistics, purchasing and technology, and we believe the company has made considerable progress. The Chairman remains committed to further improvements and used more than $1B of his personal wealth to purchase shares of H&M in 2017.

During the quarter, we sold our positions in Atlas Copco, Daiwa Securities, LVMH, Melco Resorts and OMRON.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 14% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our shareholders for your continued support and wish you a happy and prosperous new year!

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 33

Oakmark International Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.7%
FINANCIALS - 32.4%
BANKS - 18.8%
Lloyds Banking Group PLC (United Kingdom)	2,390,586	$2,196,740
BNP Paribas SA (France)	26,645	1,990,123
Intesa Sanpaolo SPA (Italy)	489,957	1,628,412
Royal Bank of Scotland Group PLC (United Kingdom) (a)	234,259	879,271
Bank Mandiri Persero Tbk PT (Indonesia)	1,300,412	766,781
Axis Bank, Ltd. (India)	76,419	675,204
		8,136,531
DIVERSIFIED FINANCIALS - 8.3%
Credit Suisse Group AG (Switzerland)	94,463	1,686,752
EXOR N.V. (Netherlands)	12,956	794,352
AMP, Ltd. (Australia)	145,462	589,046
Schroders PLC (United Kingdom)	11,263	534,659
Schroders PLC, Non-Voting (United Kingdom)	31	1,062
		3,605,871
INSURANCE - 5.3%
Allianz SE (Germany)	6,413	1,473,454
Willis Towers Watson PLC (United States)	5,476	825,121
		2,298,575
		14,040,977
CONSUMER DISCRETIONARY - 31.2%
AUTOMOBILES & COMPONENTS - 16.9%
Daimler AG (Germany)	24,653	2,094,239
Bayerische Motoren Werke AG (Germany)	17,589	1,832,442
Toyota Motor Corp. (Japan)	23,454	1,501,437
Continental AG (Germany)	3,834	1,035,280
Valeo SA (France)	11,649	870,374
		7,333,772
MEDIA - 8.0%
WPP PLC (United Kingdom)	52,035	942,121
Publicis Groupe SA (France)	13,424	912,423
Liberty Global PLC, Class C (United Kingdom) (a)	23,392	791,590
Grupo Televisa SAB (Mexico) (b)	27,033	504,706
Liberty Global PLC, Class A (United Kingdom) (a)	8,815	315,919
		3,466,759
RETAILING - 3.7%
Hennes & Mauritz AB (H&M) - Class B (Sweden) (c)	78,064	1,611,119
CONSUMER DURABLES & APPAREL - 2.6%
Cie Financiere Richemont SA (Switzerland)	7,453	675,314
The Swatch Group AG, Bearer Shares (Switzerland)	972	396,401
Kering (France)	91	42,831
		1,114,546
		13,526,196
	Shares	Value
INDUSTRIALS - 13.3%
CAPITAL GOODS - 8.9%
CNH Industrial N.V. (United Kingdom)	102,400	$1,372,391
Safran SA (France)	6,171	636,091
SKF AB, Class B (Sweden)	25,981	577,072
Ashtead Group PLC (United Kingdom)	15,808	425,162
Meggitt PLC (United Kingdom)	42,083	273,981
Smiths Group PLC (United Kingdom)	11,613	233,619
Volvo AB, Class B (Sweden)	10,272	191,214
Ferguson PLC (United Kingdom)	1,659	119,365
Komatsu, Ltd. (Japan)	1,216	43,996
		3,872,891
COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
Experian PLC (United Kingdom)	26,545	586,329
Bureau Veritas SA (France)	20,952	572,915
G4S PLC (United Kingdom)	97,040	349,819
		1,509,063
TRANSPORTATION - 0.9%
Kuehne + Nagel International AG (Switzerland)	2,114	374,208
		5,756,162
MATERIALS - 8.8%
Glencore PLC (Switzerland)	383,752	2,020,679
LafargeHolcim, Ltd. (Switzerland)	20,189	1,138,482
Orica, Ltd. (Australia)	35,010	494,435
Akzo Nobel N.V. (Netherlands)	1,757	153,899
		3,807,495
CONSUMER STAPLES - 3.9%
FOOD, BEVERAGE & TOBACCO - 3.9%
Diageo PLC (United Kingdom)	16,173	595,016
Danone SA (France)	5,824	488,788
Pernod Ricard SA (France)	3,006	475,920
Nestlé SA (Switzerland)	1,335	114,778
		1,674,502
INFORMATION TECHNOLOGY - 3.3%
SOFTWARE & SERVICES - 2.1%
Baidu, Inc. (China) (a) (b)	1,974	462,304
Infosys, Ltd. (India) (b)	26,411	428,383
Infosys, Ltd. (India)	1,214	19,812
		910,499
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
ASML Holding N.V. (Netherlands)	2,255	392,645
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	12,074	93,116
		485,761
TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
Samsung Electronics Co., Ltd. (South Korea)	24	57,462
		1,453,722

34 OAKMARK FUNDS

Oakmark International Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.7% (continued)
HEALTH CARE - 1.8%
HEALTH CARE EQUIPMENT & SERVICES - 1.7%
Olympus Corp. (Japan)	12,249	$469,631
Koninklijke Philips N.V. (Netherlands)	6,876	260,211
		729,842
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
Sanofi (France)	839	72,287
		802,129
TOTAL COMMON STOCKS - 94.7% (COST $33,997,000)		41,061,183
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.3%
COMMERCIAL PAPER - 3.0%
Toyota Motor Credit Corp., 1.26% - 1.58%, due 01/04/18 - 02/07/18 (d)	$625,000	624,584
MetLife Short Term Funding LLC, 144A, 1.37% - 1.54%, due 01/08/18 - 02/02/18 (d) (e)	125,000	124,911
Anthem, Inc., 144A, 1.78%, due 01/03/18 - 01/09/18 (d) (e)	100,000	99,975
John Deere Capital Co., 144A, 1.34% - 1.35%, due 01/12/18 - 01/22/18 (d) (e)	100,000	99,932
Abbvie, Inc., 144A, 1.62%, due 01/02/18 (d) (e)	75,000	74,997
Kraft Food Group, Inc., 144A, 1.83% - 1.85%, due 01/18/18 - 01/25/18 (d) (e)	75,000	74,927
General Mills, Inc., 144A, 1.64% - 1.67%, due 01/09/18 - 01/11/18 (d) (e)	72,000	71,972
J.P. Morgan Securities LLC, 1.37%, due 01/03/18 (d)	50,000	49,996
American Honda Finance Corp., 1.42%, due 01/16/18 (d)	50,000	49,971
Schlumberger Holdings Corp., 144A, 1.68%, due 02/15/18 (d) (e)	20,000	19,959
Total Commercial Paper (Cost $1,291,224)		1,291,224
GOVERNMENT AND AGENCY SECURITIES - 1.9%
Federal National Mortgage Association, 1.22%, due 01/02/18 (d)	350,000	349,989
Federal National Mortgage Association, 0.00%, due 01/03/18 (d)	350,000	349,988
Federal Home Loan Bank, 0.96%, due 01/02/18 (d)	150,000	149,996
Total Government and Agency Securities (Cost $849,973)		849,973
	Par Value	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $354,668, collateralized by a United States Treasury Inflation Index Note, 2.375% due 01/15/25 and a United States Treasury Note, 2.000% due 08/15/25, aggregate value plus accrued interest of $361,741 (Cost: $354,647)	$354,647	$354,647
U.S. GOVERNMENT BILL - 0.6%
United States Treasury Bill, 1.15%, due 01/04/18 (d) (Cost $249,976)	250,000	249,976
TOTAL SHORT-TERM INVESTMENTS - 6.3% (COST $2,745,820)		2,745,820
TOTAL INVESTMENTS - 101.0% (COST $36,742,820)		43,807,003
Foreign Currencies (Cost $1) - 0.0% (f)		1
Liabilities In Excess of Other Assets - (1.0)%		(443,336)
TOTAL NET ASSETS - 100.0%		$43,363,668

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  A portion of the security out on loan.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Amount rounds to less than 0.1%.

Oakmark.com 35

Oakmark International Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	600,563	$632,632	03/21/18	$620,033	$12,598
				$620,033	$12,598

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark International Small Cap Fund  December 31, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/07 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	1.58%	26.08%	10.53%	9.73%	5.69%	9.90%	11/01/95
MSCI World ex U.S. Small Cap Index	5.83%	31.04%	12.96%	11.37%	5.16%	N/A
MSCI World ex U.S. Index[20]	4.23%	24.21%	7.36%	7.46%	1.87%	5.60%
Lipper International Small Cap Fund Index[25]	5.42%	32.68%	12.22%	11.32%	5.17%	N/A
Oakmark International Small Cap Fund (Advisor Class)	1.64%	26.20%	N/A	N/A	N/A	27.54%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	1.68%	26.31%	N/A	N/A	N/A	27.65%	11/30/16
Oakmark International Small Cap Fund (Service Class)	1.55%	25.72%	10.22%	9.41%	5.39%	10.18%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
IWG PLC	4.5
Azimut Holding SPA	3.8
BNK Financial Group, Inc.	3.6
Incitec Pivot, Ltd.	3.4
Sugi Holdings Co., Ltd.	3.3
Konecranes OYJ	3.0
Howden Joinery Group PLC	2.9
Element Fleet Management Corp.	2.9
Julius Baer Group, Ltd.	2.8
Pagegroup PLC	2.8
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	61
Net Assets	$3.1 billion
Weighted Average Market Cap	$4.3 billion
Median Market Cap	$3.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/17)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	38.0
Financials	19.7
Information Technology	11.2
Consumer Discretionary	9.4
Materials	4.7
Health Care	4.5
Consumer Staples	3.8
Telecommunication Services	2.6
Real Estate	1.9
Short-Term Investments and Other	4.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	65.2
United Kingdom	18.5
Switzerland	12.3
Italy*	5.9
Finland*	5.6
Netherlands*	4.5
France*	4.4
Germany*	3.4
Norway	2.7
Spain*	2.7
Greece*	1.3
Denmark	1.2
Turkey	1.2
Portugal	1.0
Belgium	0.5
% of Equity
Asia	17.1
Japan	6.9
South Korea	6.5
Indonesia	2.7
Hong Kong	0.8
China	0.2
Australasia	10.0
Australia	7.8
New Zealand	2.2
North America	4.8
Canada	4.2
United States	0.6
Latin America	2.9
Mexico	2.4
Brazil	0.5

*  Euro-currency countries comprise 27.8% of equity investments

See accompanying Disclosures and Endnotes on page 43.

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 1.6% for the quarter ended December 31, 2017, underperforming the MSCI World ex U.S. Small Cap Index,24 which returned 5.8% for the same period. For the year ended December 31, the Fund was up 26.1%, while the MSCI World ex U.S. Small Cap Index returned 31%. Since the Fund's inception in November 1995, it has returned an average of 9.9% per year.

For the second quarter in a row, the top-performing stock in the Fund was German-based online payment services provider Wirecard. The company's software and systems are used for online and mobile payments, as well as for risk and fraud management. Due to the continued growth of e-commerce around the globe, Wirecard announced a number of large new corporate accounts that have adopted the company's software technology during the fourth quarter—a positive outcome that we had anticipated. Wirecard remains able to innovate in this rapidly evolving landscape, which differentiates it from traditional bank-led payment players and allows it to benefit from this business shift.

The largest detractor from performance was Criteo, a technology company that works with retailers to provide targeted web-based advertising to consumers who have previously visited a retailer's site. During the quarter, Criteo reported positive earnings. However, fourth-quarter guidance showed weaker revenues than the market expected, and more recently, management released another revenue warning. The rollout of Apple's Intelligent Tracking Prevention will hurt Criteo's near-term revenues more than management previously estimated. As of the writing of this letter, we do not believe that the valuation of Criteo's shares requires a material recovery in the Apple revenue stream. So, if the company can navigate this change as it has navigated previous changes, this could become an interesting bull-case scenario. While Criteo may face some short-term obstacles, we think its long-term outlook is promising. The company controls one of the most valuable consumer purchase intent data sets in the world, and we recently met with industry contacts to confirm that this data set remains a rare asset. With multiple drivers of future value per share growth, like the Marketing Ecosystem and Sponsored Products (via Hooklogic), Criteo has strategic value as an acquisition target.

We initiated positions in four new holdings this quarter: GrandVision, NOS SGPS, Salvatore Ferragamo and Ontex Group. Headquartered in the Netherlands, GrandVision is an operator of a retail optical chain present in 44 countries with more than 6,500 stores and an online presence. The company's offerings include prescription glasses and sunglasses, as well as contact lenses and corresponding products. NOS SGPS is the second-largest telecom company in Portugal. The company offers broadband, pay television, internet, fixed phone and mobile phone services to consumers and businesses. The better-known name we added to the Fund this quarter is Italian-based

Salvatore Ferragamo. Ferragamo produces and sells luxury goods for both men and women across the globe with offerings ranging from footwear and clothing to leather goods, silk accessories, watches and fragrances. Lastly, Ontex Group produces disposable personal hygiene solutions. The company's products cater to babies, women and senior adults, and the business is approximately half branded and half private label. During the quarter, we sold one position, BBA Aviation.

Geographically, we ended the year with 17% of our holdings in Asia, 64% in Europe and the U.K., and 10% in Australasia. The remaining positions are in North America (Canada and the U.S.) and Latin America (Mexico and Brazil).

We continue to believe the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar. As a result, we defensively hedged 16% of the Fund's Swiss franc exposure, and 19% of the Fund's krone exposure is hedged.

We thank you for your continued confidence and support, and wish all of you a very happy and healthy 2018!

See accompanying Disclosures and Endnotes on page 43.

Oakmark.com 39

Oakmark International Small Cap Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
INDUSTRIALS - 38.0%
CAPITAL GOODS - 17.1%
Konecranes OYJ (Finland)	1,995	$91,387
Howden Joinery Group PLC (United Kingdom)	14,314	90,215
Travis Perkins PLC (United Kingdom)	3,942	83,407
Metso OYJ (Finland)	1,630	55,670
Morgan Advanced Materials PLC (United Kingdom)	11,433	52,068
Sulzer AG (Switzerland)	360	43,664
MTU Aero Engines AG (Germany)	175	31,280
Wajax Corp. (Canada)	1,071	21,010
Outotec OYJ (Finland) (a)	2,214	18,859
Finning International, Inc. (Canada)	608	15,330
Bucher Industries AG (Switzerland)	28	11,507
dormakaba Holding AG (Switzerland)	11	10,537
		524,934
COMMERCIAL & PROFESSIONAL SERVICES - 17.0%
IWG PLC (Switzerland)	39,610	137,657
Pagegroup PLC (United Kingdom)	13,517	85,320
Applus Services SA (Spain)	5,826	78,812
Randstad Holding N.V. (Netherlands)	1,149	70,652
Mitie Group PLC (United Kingdom)	22,674	59,146
Hays PLC (United Kingdom)	14,869	36,719
SThree PLC (United Kingdom)	6,352	31,559
Brunel International N.V. (Netherlands)	998	18,192
ALS, Ltd. (Australia)	657	3,584
		521,641
TRANSPORTATION - 3.9%
DSV AS (Denmark)	453	35,637
Panalpina Welttransport Holding AG (Switzerland)	208	32,321
Freightways, Ltd. (New Zealand)	5,118	27,822
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	2,999	24,049
		119,829
		1,166,404
FINANCIALS - 19.7%
DIVERSIFIED FINANCIALS - 13.5%
Azimut Holding SPA (Italy)	6,101	116,909
Element Fleet Management Corp. (Canada)	11,670	88,199
Julius Baer Group, Ltd. (Switzerland)	1,412	86,362
Standard Life Aberdeen PLC (United Kingdom)	8,188	48,264
EFG International AG (Switzerland)	3,852	40,711
Haci Omer Sabanci Holding AS (Turkey)	11,641	34,150
		414,595
BANKS - 6.2%
BNK Financial Group, Inc. (South Korea)	12,467	109,698
DGB Financial Group, Inc. (South Korea)	8,169	80,504
		190,202
		604,797
	Shares	Value
INFORMATION TECHNOLOGY - 11.2%
SOFTWARE & SERVICES - 7.7%
Atea ASA (Norway) (a)	5,612	$78,952
Wirecard AG (Germany)	603	67,315
Criteo SA (France) (a) (b)	2,502	65,116
Totvs SA (Brazil)	1,712	15,426
Otsuka Corp. (Japan)	134	10,275
		237,084
TECHNOLOGY HARDWARE & EQUIPMENT - 3.5%
Ingenico Group SA (France)	589	62,915
Hirose Electric Co., Ltd. (Japan)	306	44,685
		107,600
		344,684
CONSUMER DISCRETIONARY - 9.4%
MEDIA - 5.7%
Megacable Holdings SAB de CV (Mexico)	11,568	47,072
Hakuhodo DY Holdings, Inc. (Japan)	3,609	46,863
SKY Network Television, Ltd. (New Zealand)	18,521	36,883
NOS SGPS SA (Portugal)	4,378	28,791
APN Outdoor Group, Ltd. (Australia)	3,718	14,300
		173,909
CONSUMER DURABLES & APPAREL - 1.6%
Salvatore Ferragamo SPA (Italy) (c)	1,604	42,621
Cosmo Lady China Holdings Co., Ltd. (China)	18,181	6,585
		49,206
RETAILING - 1.4%
GrandVision N.V., (Netherlands)	1,743	44,530
CONSUMER SERVICES - 0.7%
Melco International Development, Ltd. (Hong Kong)	7,473	22,001
		289,646
MATERIALS - 4.7%
Incitec Pivot, Ltd. (Australia)	34,210	104,099
Titan Cement Co. SA (Greece)	1,411	38,771
		142,870
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 3.9%
Primary Health Care, Ltd. (Australia)	27,208	76,848
Ansell, Ltd. (Australia)	1,637	31,032
Amplifon SPA (Italy)	841	12,964
		120,844
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
QIAGEN N.V. (United States) (a)	563	17,402
		138,246

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
CONSUMER STAPLES - 3.8%
FOOD & STAPLES RETAILING - 3.3%
Sugi Holdings Co., Ltd. (Japan)	1,999	$102,017
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
Ontex Group N.V. (Belgium)	452	14,968
		116,985
TELECOMMUNICATION SERVICES - 2.6%
Tower Bersama Infrastructure Tbk PT (Indonesia)	108,063	51,174
Sarana Menara Nusantara Tbk PT (Indonesia)	96,021	28,309
		79,483
REAL ESTATE - 1.9%
LSL Property Services PLC (United Kingdom)	10,201	38,531
Countrywide PLC (United Kingdom) (a)	12,249	19,888
		58,419
TOTAL COMMON STOCKS - 95.8% (COST $2,665,984)		2,941,534
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.8%
REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.54% dated 12/29/17 due 01/02/18, repurchase price $115,516, collateralized by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $117,820 (Cost: $115,509)	$115,509	115,509
TOTAL SHORT-TERM INVESTMENTS - 3.8% (COST $115,509)		115,509
TOTAL INVESTMENTS - 99.6% (COST $2,781,493)		3,057,043
Foreign Currencies (Cost $23) - 0.0% (e)		23
Other Assets In Excess of Liabilities - 0.4%		11,675
TOTAL NET ASSETS - 100.0%		$3,068,741

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  A portion of the security out on loan.

(e)  Amount rounds to less than 0.1%.

Oakmark.com 41

Oakmark International Small Cap Fund  December 31, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 12/31/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	103,064	$13,294	03/21/18	$12,584	$710
Swiss Franc	40,566	42,732	03/21/18	41,881	851
				$54,465	$1,561

42 OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks that in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  This interview originally appeared in a December 7, 2017 GuruFocus article titled, "11 Questions With Oakmark's Bill Nygren and Win Murray" by Holly LaFon.

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends. This index is unmanaged and investors cannot invest directly in this index.

3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

4.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

5.  The Dow Jones Industrial Average is an index that includes 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

6.  The Lipper Large Cap Value Fund Index is an equally-weighted index of the largest 30 funds within the large-capitalization value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income distributions. This index is unmanaged and investors cannot invest directly in this index.

7.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

8.  The Lipper Multi-Cap Value Fund Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

9.  The EV/EBITDA ratio is a comparison of Enterprise Value and Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization, which is a measure of operating income.

10.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

11.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

12.  The quoted Long Blockchain comment is taken from a statement from the company dated December 21, 2017.

13.  The quoted LongFin comment is taken from a December 18, 2017 Financial Times article titled, "Blockchain fervour evokes memories of dotcom bubble".

Oakmark.com 43

Disclosures and Endnotes (continued)

14.  The New York Times phrase referenced is taken from a December 12, 2017 New York Times article titled, "I Was Wrong About Bitcoin. Here's Why."

15.  The quoted comment from Joseph Stiglitz is taken from a November 29, 2017 Bloomberg TV interview titled, "Stiglitz Says Bitcoin 'Ought to Be Outlawed'".

16.  The quoted comment from Larry Fink is taken from a statement given during an October 13, 2017 Institute of International Finance meeting.

17.  The quoted comment from Robert Shiller is taken from a September 5, 2017 Quartz article titled "Robert Shiller wrote the book on bubbles. He says the 'best example right now is bitcoin.'"

18.  The MSCI World Index (Net) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

20.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

21.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. and Canada. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

22.  The Lipper International Fund Index reflects the total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

23.  ND/EBITDA refers to Net Debt to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization Ratio which is a debt ratio measuring the length of time it would take for a company to pay back debt.

24.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market-capitalization weighted index designed to measure the small-cap equity market performance of developed markets, excluding the U.S. The benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

25.  The Lipper International Small Cap Fund Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

44 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Judson H. Brooks—Vice President

Megan J. Claucherty—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary*

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Principal Financial Officer,
Treasurer

Chris W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Colin P. McFarland—Chief Compliance Officer and Anti-Money Laundering Officer**

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President and Chief Legal Officer‡

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Rana J. Wright—Vice President, Secretary and Chief Legal Officer†

Vineeta D. Raketich—Vice President

Andrew J. Tedeschi—Vice President, Assistant Treasurer

Zachary D. Weber—Vice President

Edward J. Wojciechowski—Vice President

*  Mr. Gorman is no longer an Officer of the Trust as of February 1, 2018.

**  Mr. McFarland assumed his duties effective February 1, 2018.

†  Ms. Wright assumed her duties effective January 23, 2018.

‡  Mr. McPheron relinquished his duties as Chief Legal Officer effective January 23, 2018.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares held for 90 days or less.

Oakmark.com 45

Oakmark.com